  TRUST FOR CREDIT UNIONS

  Prospectus

Trust for
Credit Unions

November 30, 1999



 .Money Market
 Portfolio

 .Government
 Securities
 Portfolio

 .Mortgage
 Securities
 Portfolio

[LOGO OF TRUST FOR CREDIT UNION]

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE
  SECURITIES OR PASSED UPON THE ADEQUACY OF
  THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A PORTFOLIO IS NOT A
  CREDIT UNION DEPOSIT AND IS NOT INSURED BY
  THE NATIONAL CREDIT UNION SHARE INSURANCE
  FUND, THE NATIONAL CREDIT UNION
  ADMINISTRATION OR ANY OTHER GOVERNMENT
  AGENCY. AN INVESTMENT IN A PORTFOLIO
  INVOLVES INVESTMENT RISKS, INCLUDING
  POSSIBLE LOSS OF PRINCIPAL. ALTHOUGH THE
  MONEY MARKET PORTFOLIO SEEKS TO PRESERVE
  THE VALUE OF YOUR INVESTMENT AT $1.00 PER
  UNIT, IT IS POSSIBLE TO LOSE MONEY BY
  INVESTING IN THE PORTFOLIO.


[ART]

General Investment Management Approach
The Money Market Portfolio, Government Securities Portfolio and Mortgage Secu-rities Portfolio are portfolios ("Portfolios") of the Trust for Credit Unions (the "Trust" or "Fund"), an open-end, management investment company (commonly known as a mutual fund).

 .The Fund is offered solely to state and federally chartered credit unions. Units of each of the Fund's Portfolios are designed to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration ("NCUA") Rules and Regulations and NCUA Letter Number 155. Units of the Fund, however, may or may not qualify as eligible investments for particular state chartered credit unions. The Fund encourages each state chartered credit union to consult qualified legal counsel concern-ing whether the Portfolios are permissible investments under the laws applica-ble to it.
 .The Fund intends to review changes in the applicable laws, rules and regula-tions governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Fund's investment adviser and also provides certain administrative services. GSAM is referred to in this Prospectus as the "Investment Adviser."

Callahan Credit Union Financial Services Limited Partnership ("CUFSLP") is a partnership in which 40 major credit unions are limited partners. CUFSLP acts as administrator of the Fund (the "Administrator"). Callahan Financial Servic-es, Inc. ("CFS"), the general partner of CUFSLP, and Goldman Sachs serve as the distributors of the Fund (the "Distributors").

The Fund's Money Market Investment Philosophy:
The Money Market Portfolio is managed to seek preservation of capital, daily liquidity and maximum current income. The Investment Adviser follows a conser-vative, risk-managed investment process that seeks to:
 .Manage credit risk
 .Manage interest rate risk
 .Manage liquidity

 Since 1988, the Investment Adviser has actively managed the Money Market Portfolio to provide credit union investors with the greatest possible pres-ervation of principal and income potential.

--------------------------------------------------------------------------------

 Investment Process

 1.Managing Credit Risk

 The Investment Adviser's process for managing risk emphasizes:
 .Intensive research--The Credit Department, a separate operating entity of Goldman Sachs, approves all credits for the Money Market Portfolio. Sources for their analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
 .Timely updates--A Credit Department-approved list of securities is continuously communicated on a "real-time" basis to the portfolio management team via computer link.

 The Result: An "approved" list of high-quality credits--The Investment Adviser's portfolio management team uses this approval list to construct portfolios which offer the best available risk-return tradeoff within the "approved" credit universe.

 2.Managing Interest Rate Risk

 Three main steps are followed in seeking to manage interest rate risk:
 .Establish duration target--Duration (a measure of portfolio price sensitivity to changes in interest rates) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
 .Implement optimum portfolio structure--Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser's analysis of factors such as market events, short-term interest rates and the Money Market Portfolio's asset volatility, are used to identify the most effective portfolio structure.
 .Conduct rigorous analysis of new securities--The Investment Adviser's five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

                                          GENERAL INVESTMENT MANAGEMENT APPROACH


 3. Managing Liquidity

 Factors that the Investment Adviser's portfolio managers continuously moni-tor and that affect the liquidity of the Money Market Portfolio include:
 .The Money Market Portfolio's clients and factors that influence their asset volatility;
 .Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
 .Bid-ask spreads associated with securities in the Portfolio.

 The Fund's Fixed Income Investment Philosophy:
 Active Management Within a Risk-Managed Framework
 The Government Securities Portfolio and the Mortgage Securities Portfolio (the "Bond Portfolios") are managed to seek a high level of current income, consistent with low volatility of principal. The Investment Adviser follows a disciplined, multi-step process to evaluate potential mortgage-related investments by assessing:
 .Sector Allocation
 .Security Selection
 .Yield Curve Strategies

 Investment Process

 1. Sector Allocation--The Investment Adviser assesses the relative value of different mortgage-related securities to create investment strategies that meet each Bond Portfolio's objectives.

 2. Security Selection--In selecting securities for each Bond Portfolio, the Investment Adviser draws on the extensive resources of Goldman Sachs, including fixed-income research professionals.

 3. Yield Curve Strategies--The Investment Adviser adjusts the term structure of the Bond Portfolios based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Bond Portfolios.

 Among the quantitative techniques used in the Bond Portfolios' investment process are:
 .Option-adjusted analytics to make initial strategic asset allocations within the mortgage markets and to reevaluate investments as market condi-tions change; and
 .Analytics to estimate mortgage prepayments and cash flows under different interest rate scenarios and to maintain an optimal portfolio structure.

 The Investment Adviser de-emphasizes interest rate predictions as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

 With the Bond Portfolios, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs' extensive research capabilities.

--------------------------------------------------------------------------------

 Each of the Bond Portfolios described in this Prospectus has a target dura-tion. A Bond Portfolio's duration approximates its price sensitivity to changes in interest rates including expected cash flow and mortgage prepay-ments. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In computing portfolio duration, a Bond Portfolio will estimate the duration of obliga-tions that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" dura-tion. The Bond Portfolios have no restrictions as to the minimum or maximum maturity of any particular security held by them but intend to maintain the maximum durations noted under "Portfolio Investment Objectives and Strate-gies." There can be no assurance that the Investment Adviser's estimation of duration will be accurate or that the duration of a Portfolio will always remain within the Portfolio's maximum target duration.

 Portfolio Investment Objectives and Strategies
 Money Market Portfolio

 INVESTMENT OBJECTIVE


 The Money Market Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act.

 PRINCIPAL INVESTMENT STRATEGIES


 The Money Market Portfolio invests exclusively in:
 .Securities issued or guaranteed as to principal and interest by the U.S.
  government or by its agencies, instrumentalities or sponsored enterprises ("U.S. Government Securities") and related custodial receipts
 .U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks), but only to the extent permitted under the Federal Credit Union Act and the rules and regulations thereunder
 .Repurchase agreements pertaining thereto
 .Federal funds

 Pursuant to an order of the Securities and Exchange Commission ("SEC"), the Money Market Portfolio may enter into principal transactions in certain tax-able money market instruments, including repurchase agreements, with Goldman Sachs.

 GENERAL INVESTMENT POLICIES

 The Portfolio: The Money Market Portfolio's securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). Under Rule 2a-7, the Portfolio may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including con-ditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the "Additional State-ment").

 Net Asset Value ("NAV"): The Portfolio seeks to maintain a stable NAV of $1.00 per unit.

 Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-mined pursuant to Rule 2a-7) at the time of purchase.

 Dollar-Weighted Average Portfolio Maturity ("WAM"): Not more than 90 days (as required by Rule 2a-7).

 Diversification: Diversification can help the Portfolio reduce the risks of investing. In accordance with current regulations of the SEC, the Portfolio may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, the Portfolio may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements or U.S. Government Securities. In addition, securities subject to certain unconditional guarantees are subject to different diversification requirements as described in the Additional Statement.

 Credit Quality: Investments by the Money Market Portfolio must present mini-mal credit risk and be "First Tier Securities." First Tier Securities are securities that are rated in the highest short-term ratings category by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), or if only one NRSRO has assigned a rating, by that NRSRO; or have been issued or guaranteed by, or otherwise allow the Portfolio under certain con-ditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities. Securities without short-term ratings may be purchased only if they are deemed by the Investment Adviser to be of comparable quality to First Tier Securities. NRSROs include Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Fitch IBCA, Inc., Duff and Phelps, Inc. and Thomson BankWatch, Inc. For a descrip-tion of each NRSRO's rating categories, see the Additional Statement.

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Government Securities Portfolio

 INVESTMENT OBJECTIVE


 The Government Securities Portfolio seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obliga-tions authorized under the Federal Credit Union Act.

 PRINCIPAL INVESTMENT STRATEGIES


 The Government Securities Portfolio invests exclusively in:
 .U.S. Government Securities and related custodial receipts
 .Repurchase agreements pertaining thereto
 .Short-term obligations that are permitted investments for the Money Market
  Portfolio

 Under normal market and interest rate conditions, at least 65% of the total assets of the Government Securities Portfolio will consist of adjustable rate mortgage-related securities issued or guaranteed by the U.S. govern-ment, its agencies, instrumentalities or sponsored enterprises. While there will be fluctuations in the NAV of the Government Securities Portfolio, the Portfolio is expected to have less interest rate risk and asset value fluc-tuation than funds investing primarily in longer-term mortgage-backed secu-rities paying a fixed rate of interest.

 Duration (under normal interest rate conditions):
 Target = No shorter than a Six-Month U.S. Treasury Security; no longer than a One-Year U.S. Treasury Security
 Maximum = Two-Year U.S. Treasury Security

 Expected Approximate Interest Rate Sensitivity: Nine-Month Treasury Bill

 Credit Quality: U.S. Government Securities

 Benchmark: An equally weighted blend of the Six-Month and One-Year U.S. Treasury Security as reported by Merrill Lynch

Mortgage Securities Portfolio

 INVESTMENT OBJECTIVE


 The Mortgage Securities Portfolio seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act.

 PRINCIPAL INVESTMENT STRATEGIES


 Under normal circumstances, the Mortgage Securities Portfolio will invest primarily (and at least 65% of its total assets) in privately-issued mort-gage-related securities rated, at the time of purchase, in one of the two highest rating categories by an NRSRO and in mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. These securities will include both adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multiclass mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans.

 The Mortgage Securities Portfolio may also invest in:
 .Other U.S. Government Securities and related custodial receipts
 .Repurchase agreements pertaining thereto
 .Short-term obligations that are permitted investments for the Money Market
  Portfolio

 The Mortgage Securities Portfolio will attempt, through the purchase of securities with short or negative durations, to limit the effect of interest rate fluctuations on the Portfolio's NAV.

 Duration (under normal interest rate conditions):
 Target = Two-Year U.S. Treasury Security
 Maximum = Three-Year U.S. Treasury Security

 Expected Approximate Interest Rate Sensitivity: Two-Year U.S. Treasury note

 Credit Quality: Privately issued mortgage securities rated AAA or Aaa or AA or Aa by a NRSRO at the time of purchase; U.S. Government Securities

 Benchmark: The Two-Year U.S. Treasury Security as reported by Merrill Lynch

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Portfolios in seeking to achieve their invest-ment objectives. The table also highlights the differences among the Portfolios in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semi-annual reports. For more information see Appen-dix A.




 . No specific percentage limitation on usage;
  limited only by the objectives              Money   Government  Mortgage
  and strategies of the Portfolio            Market   Securities Securities
--Not permitted                             Portfolio Portfolio  Portfolio
---------------------------------------------------------------------------
Investment Practices
Investment Company Securities                  --         --          ./1/
Mortgage Dollar Rolls                          --         .           .
Repurchase Agreements                           .         .           .
Securities Lending                             --         ./2/        ./2/
When-Issued Securities and Forward
 Commitments                                    .         .           .
Investment Securities
Bank Obligations/3/                             .         .           .
Custodial Receipts                              .         .           .
U.S. Government Securities                      .         .           .
Inverse Floating Rate Securities/4/            --         .           .
Federal Funds/5/                                .         .           .
Mortgage-Related Securities
 Adjustable Rate Mortgage Loans                --         .           .
 Fixed Rate Mortgage Loans                     --         .           .
 Collateralized Mortgage Obligations           --         .           .
 Government Mortgage-Related Securities         .         .           .
 Multiple Class Mortgage-Related Securities    --         .           .
 Privately Issued Mortgage Pass-Through
  Securities                                   --         --          .
---------------------------------------------------------------------------

 1 The Mortgage Securities Portfolio may invest up to 10% of its total assets in the securities of other investment companies.
 2 With respect to no more than 5% of net assets.
 3 The Portfolios may invest in U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) only to the extent permitted under the Federal Credit Union Act and the rules and regulations thereunder.
 4 To the extent permitted by NCUA Rules and Regulations.
 5 The Portfolios may make unsecured loans of federal funds to U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) to the extent permitted by the Federal Credit Union Act and the rules and regulations thereunder.

Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any credit union and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the National Credit Union Administration or any other governmental agency. The following summarizes important risks that apply to the Portfolios and may result in a loss of your investment. None of the Portfolios should be relied upon as a complete invest-ment program. There can be no assurance that a Portfolio will achieve its investment objective.

 .Applicable
N/ANot Applicable

                              Money   Government  Mortgage
                             Market   Securities Securities
                            Portfolio Portfolio  Portfolio
-----------------------------------------------------------
Stable NAV                      .        N/A        N/A
Interest Rate                   .         .          .
Credit/Default                  .         .          .
Call                            .         .          .
Extension                       .         .          .
Derivatives                    N/A        .          .
U.S. Government Securities      .         .          .
Market                          .         .          .
Management                      .         .          .
Liquidity                       .         .          .
Other                           .         .          .
-----------------------------------------------------------

                                               PRINCIPAL RISKS OF THE PORTFOLIOS

Risks

 .Stable NAV Risk--The risk that the Money Market Portfolio will not be able to maintain a NAV per unit of $1.00 at all times. The Bond Portfolios are not exposed to this risk as they do not maintain a stable NAV; rather, the value of their units fluctuates.
 .Interest Rate Risk--The risk that during periods of rising interest rates, a Portfolio's yield (and the market value of its fixed-income securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Portfolio's yield will tend to be higher.
 .Credit/Default Risk--The risk that an issuer or guarantor of a security, or a bank (or a foreign branch of a U.S. bank) or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.
 .Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates.
 Under these circumstances, a Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 .Extension Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by a Portfolio (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Portfolio will also suffer from the inability to invest in higher yielding securities.
 .Derivatives Risk--The risk that loss may result from a Portfolio's investments in mortgage derivatives, forward commitments, mortgage dollar rolls and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Portfolio.
 .U.S. Government Securities Risk--The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
 .Market Risk--The risk that the value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Liquidity Risk--The risk that a Portfolio will not be able to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

 .Other Risks--Each Portfolio is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

More information about the portfolio securities and investment techniques of the Portfolios, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix
A. Both are important to your investment choice.

Portfolio Performance

 HOW THE PORTFOLIOS HAVE PERFORMED


 The bar chart and table below provide an indication of the risks of invest-ing in a Portfolio by showing: (a) changes in the performance of a Portfolio from year to year; and (b) the average annual returns of the Portfolios and how the returns of the Bond Portfolios compare to those of broad-based secu-rities market indices. The bar chart and table assume reinvestment of divi-dends and distributions. A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Portfolio's performance would have been reduced.

 You may obtain the Money Market Portfolio's current yield by calling 1-800-342-5828 or 1-800-237-5678.

Money Market Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for the
 9-month period
 ended September
 30, 1999 was
 3.73%.

 Best Quarter
 Q2 '89     2.42%

 Worst Quarter
 Q2 '93     0.75%

[CHART]

1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
9.41%   8.32%   5.98%   3.73%   3.09%   4.09%   5.88%   5.35%   5.55%   5.54%

 AVERAGE ANNUAL TOTAL RETURN

                                                                        Since
  For the period ended December 31, 1998      1 Year 5 Years 10 Years Inception
 ------------------------------------------------------------------------------
  Money Market Portfolio (Inception 5/17/88)  5.54%   5.28%   5.68%     5.82%
 ------------------------------------------------------------------------------

                                                           PORTFOLIO PERFORMANCE

Government Securities Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for the
 9-month period
 ended September
 30, 1999 was
 3.59%.

 Best Quarter
 Q1 '95     2.44%

 Worst Quarter
 Q2 '94     0.23%

[CHART]
 AVERAGE ANNUAL TOTAL RETURN
        1992      1993      1994      1995      1996      1997      1998
       5.32%     3.64%     2.03%     7.91%     6.18%     6.79%     4.62%


                                                                        Since
  For the period ended December 31, 1998               1 Year 5 Years Inception
 ------------------------------------------------------------------------------
  Government Securities Portfolio (Inception 7/10/91)  4.62%   5.49%    5.35%
  Six-Month U.S. Treasury Security*                    5.58%   5.37%    5.06%
  One-Year U.S. Treasury Security*                     5.89%   5.53%    5.44%
  Lehman Brothers Mutual Fund Adjustable Rate
   Mortgage ("ARM") Index**                            5.27%   6.11%    6.03%
  Lehman Brothers Mutual Fund Short (1-2) Government
   Index***                                            6.60%   5.85%    6.16%
 ------------------------------------------------------------------------------

 * The Six-Month and One-Year U.S. Treasury Securities, as reported by Mer-rill Lynch, does not reflect any fees or expenses.
 ** The Lehman Brothers Mutual Fund Adjustable Rate Mortgage Index is unman-
    aged and the Index figures do not reflect any fees or expenses.
 *** The Lehman Brothers Mutual Fund Short (1-2) Government Index is unman-aged and the Index figures do not reflect any fees or expenses.

Mortgage Securities Portfolio

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for the
 9-month period
 ended September
 30, 1999 was
 2.01%.

 Best Quarter
 Q1 '95     3.47%

 Worst Quarter
 Q1 '94   (0.46)%


[CHART]

1993      1994      1995      1996      1997      1998
6.45%     0.80%     11.53%    5.36%     7.53%     6.41%

 AVERAGE ANNUAL TOTAL RETURN

                                                                       Since
  For the period ended December 31, 1998              1 Year 5 Years  Inception
 ------------------------------------------------------------------------------
  Mortgage Securities Portfolio (Inception 10/9/92)   6.41%   6.27%    6.12%
  Two-Year U.S. Treasury Security*                    6.57%   5.76%    5.49%
  Lehman Brothers ARM Index**                         5.27%   6.11%    6.10%
  Lehman Brothers Mutual Fund Short (1-3) Government
   Index***                                           6.97%   5.95%    5.83%
 ------------------------------------------------------------------------------

 * The Two-Year U.S. Treasury Security, as reported by Merrill Lynch, does not reflect any fees or expenses.
 ** The Lehman Brothers ARM Index is unmanaged and the Index figures do not reflect any fees or expenses.
 *** The Lehman Brothers Mutual Fund Short (1-3) Government Index is unman-aged and the Index figures do not reflect any fees or expenses.

Portfolio Fees and Expenses

This table describes the fees and expenses that you would pay if you buy and hold units of the Portfolios.

                                              Money    Government   Mortgage
                                             Market    Securities  Securities
                                            Portfolio  Portfolio   Portfolio
-----------------------------------------------------------------------------
Unitholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                     None       None        None
Maximum Deferred Sales Charge (Load)           None       None        None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                          None       None        None
Redemption Fees                                None       None        None
Exchange Fees                                  None       None        None
Annual Portfolio Operating Expenses*
(expenses that are deducted from Portfolio
 assets):/1/
Management Fees                               0.16%/2/   0.20%       0.20%
Administration Fees                           0.10%/3/   0.10%       0.05%
Other Expenses                                0.04%      0.03%/5/    0.04%
-----------------------------------------------------------------------------
Total Portfolio Operating Expenses            0.30%/4/   0.33%       0.29%
-----------------------------------------------------------------------------

  * As a result of the current fee waivers and expense limitations, "Other Expenses" and "Total Portfolio
    Operating Expenses" of the Portfolios which are actu-ally incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser and Administrator.
    If this occurs, the Portfolio's operating expenses may increase without unitholder approval.

                                               Money   Government   Mortgage
                                              Market   Securities  Securities
                                             Portfolio Portfolio   Portfolio
 ----------------------------------------------------------------------------
  Annual Portfolio Operating Expenses
  (expenses that are deducted from
   Portfolio assets):/1/
  Management Fees                            0.07%/2/    0.20%       0.20%
  Administration Fees                        0.02%/3/    0.10%       0.05%
  Other Expenses                             0.04%       0.03%/5/    0.04%
 ----------------------------------------------------------------------------
  Total Portfolio Operating Expenses (after
   current waivers and expense limitations)  0.13%/4/    0.33%       0.29%
 ----------------------------------------------------------------------------

Portfolio Fees and Expenses continued

 /1/The Portfolios' annual operating expenses are based on actual expenses for the last fiscal year.
 /2/The management fee for the Money Market Portfolio is payable monthly at annual rates equal to 0.20% of the first $300 million and 0.15% over $300 million of the average daily net assets of the Portfolio. The Investment Adviser has voluntarily agreed to limit its advisory fee to 0.07% of the Portfolio's average daily net assets. The limitation may be terminated at any time at the option of the Investment Adviser.
 /3/The Administrator has voluntarily agreed to limit its administration fee on the Money Market Portfolio to 0.02% of the Portfolio's average daily net assets. The limitation may be terminated at any time at the option of the Administrator.
 /4/The Administrator has voluntarily agreed to reduce or limit "Total Portfo-lio Operating Expenses" of the Money Market Portfolio (excluding interest, taxes, brokerage and extraordinary expenses) to 0.20% of the Portfolio's average daily net assets.
 /5/The Administrator and the Investment Adviser have voluntarily agreed to reduce or limit "Other Expenses" (excluding advisory fees, administration fees, interest, taxes, brokerage and extraordinary expenses) of the Govern-ment Securities Portfolio such that the Administrator will reimburse expenses that exceed 0.05% up to 0.10% of the Portfolio's average daily net assets and the Investment Adviser will reimburse expenses that exceed 0.10% up to 0.15% of the Portfolio's average daily net assets.

                                                     PORTFOLIO FEES AND EXPENSES

Example


The following Example is intended to help you compare the cost of investing in a Portfolio (without the fee waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your units at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Portfolio              1 Year 3 Years 5 Years 10 Years
------------------------------------------------------
Money Market            $31    $ 97    $169     $381
------------------------------------------------------
Government Securities   $34    $106    $185     $418
------------------------------------------------------
Mortgage Securities     $30    $ 93    $163     $368
------------------------------------------------------

Service Providers

 INVESTMENT ADVISER


 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes Goldman Sachs Asset Management ("GSAM"). GSAM, 32 Old Slip, New York, New York 10005, acts as Investment Adviser to the Portfolios. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Investment Adviser, merged into the Goldman Sachs Group, Inc. as a result of an initial public offering. As of September 30, 1999, GSAM, along with other units of IMD, had assets under management of $203 billion.

 The Investment Adviser provides day-to-day advice regarding the Portfolios' transactions. The Investment Adviser also performs the following services for the Portfolios:
 .Continually manages each Portfolio, including the purchase, retention and disposition of securities and other assets
 .Performs various administrative and recordholder servicing functions (to the extent not provided by CUFSLP, as Administrator)

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each Portfolio's average daily net assets):

                                            Actual Rate For the
                                            Fiscal Year Ended
  Portfolio               Contractual Rate  August 31, 1999
 --------------------------------------------------------------
  Money Market             0.20% on first          0.07%
                           $300 million,
                         0.15% on remainder
 --------------------------------------------------------------
  Government Securities        0.20%               0.20%
 --------------------------------------------------------------
  Mortgage Securities          0.20%               0.20%
 --------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

                                                               SERVICE PROVIDERS


 ADMINISTRATOR

 Callahan Credit Union Financial Services Limited Partnership ("CUFSLP"), a Delaware limited partnership in which 40 major credit unions are limited partners, acts as the Administrator of the Fund. In this capacity, CUFSLP periodically reviews the performance of the Investment Adviser, the Transfer Agent, the Distributors and the custodian of the Fund; provides facilities, equipment and personnel to serve the needs of investors; develops and moni-tors investor programs for credit unions; provides assistance in connection with the processing of unit purchase and redemption orders as reasonably requested by the Transfer Agent or the Fund; handles unitholder problems and calls relating to administrative matters; provides advice and assistance concerning the regulatory requirements applicable to credit unions that invest in the Fund; and provides other administrative services to the Fund. The administration fee payable to CUFSLP is described under "Portfolio Fees and Expenses."

 DISTRIBUTORS AND TRANSFER AGENT

 Callahan Financial Services, Inc. ("CFS"), 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504, a Delaware corporation, and Goldman Sachs, 85 Broad Street, New York, New York 10004, serve as the distributors (the "Distributors") of units of the Fund. CFS, a registered broker-dealer under the Securities Exchange Act of 1934, is an affiliate of Callahan & Associates, Inc., a corporation organized under the laws of the District of Columbia, founded in 1985. Goldman Sachs, 4900 Sears Tower, Chicago, Illi-nois 60606-6372, also serves as the Fund's transfer agent (the "Transfer Agent") and, as such, performs various unitholder servicing functions.

 PORTFOLIO MANAGERS

 The portfolio managers for the Bond Portfolios are:


                   Years Primarily
  Name and Title   Responsible      Five Year Employment History
 -------------------------------------------------------------------------------------------------------------------------------
  Jonathan A.        Since 1991     Mr. Beinner joined the Investment Adviser in 1990.
  Beinner
  Managing
  Director and
  Co-Head U.S.
  Fixed Income
 -------------------------------------------------------------------------------------------------------------------------------
  James B. Clark     Since 1994     Mr. Clark joined the Investment Adviser in 1994 after working as an investment manager in
  Vice President                    the mortgage-backed securities group at Travelers Insurance Company.
 -------------------------------------------------------------------------------------------------------------------------------
  Peter A. Dion      Since 1995     Mr. Dion joined the Investment Adviser in 1992. From 1994 to 1995, he was an associate
  Vice President                    portfolio manager.
 -------------------------------------------------------------------------------------------------------------------------------
  James P.           Since 1995     Mr. McCarthy joined the Investment Adviser in 1995 after working four years at Nomura
  McCarthy                          Securities, where he was an assistant vice president and an adjustable rate mortgage trader.
  Vice President
 -------------------------------------------------------------------------------------------------------------------------------

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Portfolios or limit their investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolios and/or which engage in and compete for transactions in the same types of securities and instruments as the Portfolios. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their pro-prietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios. The results of the Portfolios' investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possi-ble that the Portfolios could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Portfolios may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. The Portfolios' activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

                                                               SERVICE PROVIDERS


 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Fund could be adversely affected in its ability to process securities trades, price securities, provide unitholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser established a dedicated group which analyzed these issues and implemented system modifications to prepare for the Year 2000 Problem.
 .The Investment Adviser has either tested with or received assurances from the Fund's other service providers to confirm that they are taking reasonable steps to avoid Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.
 .The Investment Adviser has developed broad and comprehensive plans, as well as event management plans that will help manage the Fund through the date change by allowing the Investment Adviser to closely monitor and respond to Year 2000-related events as they unfold around the world.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Fund at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Fund. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Fund's other service providers will be suffi-cient to avoid any adverse effect on the Fund due to the Year 2000 Problem.

Dividends

All or substantially all of the Money Market Portfolio's net investment income will be declared as a dividend daily. Net short-term capital gains, if any, will be paid in accordance with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and may be reflected in daily dividend decla-rations. The Money Market Portfolio does not expect to realize long-term capi-tal gains.

Over the course of the fiscal year, dividends accrued and paid will constitute all or substantially all of the Bond Portfolios' net investment income. The Bond Portfolios intend that all net realized long-term and short-term capital gains (after taking into account any available capital loss carryovers) will be declared and paid as a dividend at least annually.

You may choose to have dividends paid in:
 .Cash
 .Additional units of the same Portfolio
 .Units of the Money Market Portfolio (for reinvesting dividends accrued and paid with respect to the Bond Portfolios)

You may indicate your election on your Account Information Form. Any changes may be submitted in writing to Goldman Sachs or CFS at any time before the rec-ord date for a particular dividend or distribution. (If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Portfolio). The election with respect to short-term capital gains must be the same as the election with respect to the Portfolio's net investment income dividends, that is, both must be received either in addi-tional units or in cash. The election with respect to the long-term component, if any, of a Portfolio's annual capital gains dividend may differ from such election with respect to such Portfolio's monthly net investment income divi-dends.

The election to reinvest dividends and distributions in additional units will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the units. At the time of your purchase of units of either of the Bond Portfolios, a portion of the per unit NAV may be represented by undistributed income of the Portfolio or unrealized appreciation of the securities held by the Portfolio.

Dividends from net investment income and distributions from capital gains are declared and paid as follows:

                       Investment Income  Capital Gains
                       Dividends          Distributions
                       ------------------------------------
Portfolio              Declared    Paid   Declared and Paid
-----------------------------------------------------------
Money Market            Daily    Monthly      Annually
-----------------------------------------------------------
Government Securities   Daily    Monthly      Annually
-----------------------------------------------------------
Mortgage Securities     Daily    Monthly      Annually
-----------------------------------------------------------

From time to time a portion of the Bond Portfolios' dividends may constitute a return of capital.

Unitholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling units of the Portfolios. A unitholder may also utilize the SMARTPlus personal computer software sys-tem to buy and sell units and also obtain Portfolio and account information. For more information about such on-line purchasing options, please call Goldman Sachs at 1-800-621-2553.

 Purchases of units of the Portfolios may be made only by Federal Reserve wire. There is no minimum for initial or subsequent investments nor are min-imum balances required.

 HOW TO BUY UNITS

 Money Market Portfolio
 You may purchase units of the Money Market Portfolio on any business day at their NAV next determined after receipt of an order by wiring federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street"). You may place a purchase order in writing or by telephone.

 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   Trust for Credit Unions
                   4900 Sears Tower-60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-342-5828
                   (8:00 a.m. to 4:30 p.m. New York time)
 --------------------------------------------------------

 Units of the Money Market Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends on units purchased as follows:


  If an effective order is received:    Dividends begin:
 --------------------------------------------------------
  .By 3:00 p.m. New York time           Same business day
  .After 3:00 p.m. New York time        Next business day
 --------------------------------------------------------

 Federal Reserve wires should be sent as early as possible, but must be received before the end of the business day, for a purchase order to be effective.

 Government Securities Portfolio and Mortgage Securities Portfolio
 You may purchase units of each of the Bond Portfolios on any business day at their NAV next determined after receipt of an order by wiring federal funds to Northern. You may place a purchase order in writing or by telephone.

 --------------------------------------------------------
  By Writing:      Goldman Sachs Funds
                   Trust for Credit Unions
                   4900 Sears Tower-60th Floor
                   Chicago, IL 60606-6372
 --------------------------------------------------------
  By Telephone:    1-800-342-5828
                   (8:00 a.m. to 4:30 p.m. New York time)
 --------------------------------------------------------

 Dividends will begin to accrue as follows:
 .If a purchase order is received by Goldman Sachs by 4:00 p.m. New York time on a business day, units will be issued and dividends will begin to accrue on the purchased units on the next business day, provided that Northern receives the federal funds in respect to such order by such next business day.
 .If a purchase order is received by Goldman Sachs after 4:00 p.m. New York time, units will be issued and dividends will begin to accrue on the pur-chased units on the second business day thereafter, provided that Northern receives the federal funds with respect to such order by such second busi-ness day.

 What Else Should I Know About Unit Purchases?
 The following generally applies to purchases of units:
 .If payment in federal funds is not received within the periods stated above, your purchase order will be cancelled, and you will be responsible for any loss resulting to the Fund.
 .For your initial purchase of units of the Portfolios, you should promptly complete an Account Information Form, and mail it to Goldman Sachs Funds, Trust for Credit Unions, 4900 Sears Tower, 60th Floor, Chicago, Illinois 60606-6372 or Callahan Financial Services, Inc., 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036. You may not redeem units prior to receipt of such Account Information Form.
 .Goldman Sachs and/or CFS may from time to time, at their own expense, pro-vide compensation to certain dealers whose customers purchase significant amounts of units of the Fund. The amount of such compensation may be made on a one-time and/or periodic basis and, in the case of Goldman Sachs, may be up to 20% of the annual fees that are earned by Goldman Sachs as Invest-ment Adviser to the Fund (after adjustments) and are attributable to units held by such customers. Such compensation does not represent an additional expense to the Fund or its unitholders, since it will be paid from the assets of Goldman Sachs, its affiliates or CFS.

                                                                UNITHOLDER GUIDE


 The Fund and its Distributors reserve the right to:
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers).

 How Are Units Priced?
 The price you pay or receive when you buy, sell or exchange units of the Fund is determined by a Portfolio's NAV. The Fund calculates NAV as follows:

                 (Value of Assets of the Portfolio)
                  - (Liabilities of the Portfolio)
     NAV = ------------------------------------------------
                 Number of Outstanding Units of the Portfolio

 Money Market Portfolio
 .The NAV of the Money Market Portfolio is calculated by State Street as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each business day. Units will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Bos-ton or New York banks are closed for local holidays.
 .To help the Portfolio maintain its $1.00 constant unit price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that the Portfolio will be able at all times to maintain a NAV of $1.00 per unit.

 Government Securities Portfolio and Mortgage Securities Portfolio
 The investments of the Bond Portfolios are valued based on market quota-tions, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, the fair value of the Bond Portfolios' investments may be determined based on yield equiva-lents, a pricing matrix or other sources, under valuation procedures estab-lished by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.
 .NAV per unit is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). This occurs after the determination, if any, of the income to be declared as a dividend. Units will not be priced on any day the New York Stock Exchange is closed.
 .When you buy units, you pay the NAV next calculated after the Bond Portfo-
  lios receive your order in proper form.
 .When you sell units, you receive the NAV next calculated after the Bond
  Portfolios receive your order in proper form.
 .NAV per unit will fluctuate as the values of portfolio securities change in response to changing market rates of interest, principal prepayments, yield spreads and other factors.

 General Valuation Policies
 .On any business day when the Bond Market Association ("BMA") recommends that the securities markets close early, each Portfolio reserves the right to close at or prior to the BMA recommended closing time. If a Portfolio does so, it will cease granting same business day credit for purchase and redemption orders received after the Portfolios' closing time and credit will be given to the next business day.
 .Each Portfolio reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as other-wise permitted by the SEC.

 Note: The time at which transactions and units are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.


 HOW TO SELL UNITS

 How Can I Sell Units Of The Fund?
 You may arrange to take money out of your account by selling (redeeming) some or all of your units. The Fund will redeem your units without charge upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemptions may be requested in writing or by telephone.

  Instructions For Redemptions:
 ---------------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                    .Your name(s) and signature(s)
                    .Your account number
                    .The Portfolio name
                    .The dollar amount or number of units you
                     want to sell
                    .How and where to send the proceeds
                   .Mail the request to:
                    Goldman Sachs Funds
                    Trust for Credit Unions
                    4900 Sears Tower - 60th Floor
                    Chicago, IL 60606-6372
 ---------------------------------------------------------------------------
  By Telephone:    If you have elected the telephone redemption and
                   exchange privileges on your Account Information Form:
                   .1-800-342-5828
                    (8:00 a.m. to 4:30 p.m. New York time)
 ---------------------------------------------------------------------------

                                                                UNITHOLDER GUIDE

 What Do I Need To Know About Telephone Redemption Requests?
 The Fund, the Distributors, the Administrator, the Investment Adviser and the Transfer Agent will not be liable for any loss you may incur in the event that the Fund accepts unauthorized telephone redemption requests that the Fund reasonably believes to be genuine. In an effort to prevent unautho-rized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and State Street each employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. If reasonable procedures are not employed, the Fund may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Proceeds of telephone redemptions will be wired directly to the credit union, central credit union, or other depository account designated on the Account Information Form unless you provide written instructions signed by an authorized person designated on the Account Information Form indicating another credit union, or other depository accounts.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 You may arrange for your redemption proceeds to be wired as federal funds to the credit union, central credit union or other depository institution des-ignated on your Account Information Form.

 Money Market Portfolio
 If a redemption request is received by Goldman Sachs before 3:00 p.m. New York time, the units to be redeemed do not earn income on the day the request is received, but proceeds are ordinarily wired on the same day. If such request is received by Goldman Sachs after such time and prior to 4:00 p.m., New York time, the units to be redeemed earn income on the day the request is received, and proceeds are ordinarily wired on the morning of the following business day.

 Government Securities Portfolio and Mortgage Securities Portfolio
 If a redemption request is received by Goldman Sachs by 4:00 p.m. New York time, the proceeds are ordinarily wired on the next business day. Units to be redeemed earn income with respect to the day the request is received. Also, units redeemed on a day immediately preceding a weekend or holiday continue to earn income until the next business day.

 What Else Do I Need To Know About Redemptions?
 .If its authorized signature is guaranteed by a credit union, commercial bank, trust company, member firm of a national securities exchange or other eligible guarantor institution, a unitholder may change the designated credit union, central credit union or other depository account at any time upon written notice to Goldman Sachs. Additional documentation regarding any such change or regarding a redemption by any means, may be required when deemed appropriate by Goldman Sachs and the request for such redemp-tion will not be considered to have been received in proper form until such additional documentation has been received.
 .Once wire instructions have been given to Northern, neither the Fund nor Goldman Sachs assumes responsibility for the performance of Northern or of any intermediaries in the transfer process. If a problem with such perfor-mance arises, you should deal directly with Northern or such intermediar-ies.
 .The right of a unitholder to redeem units and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC; or for such other period as the SEC may by order permit for the protection of unitholders of the Fund.
 .Units are not redeemable at the option of the Fund unless the Trustees determine in their sole discretion that failure to so redeem may have mate-rially adverse consequences to the unitholders of the Portfolio.

 Can My Dividends And Distributions From A Bond Portfolio Be Reinvested In The Money Market Portfolio?
 You may elect to cross-reinvest dividends and capital gain distributions paid by the Bond Portfolios in units of the same Bond Portfolio or in units of the Money Market Portfolio.
 .Units will be purchased at NAV.
 .Cross-reinvestment of dividends will be made to an identically registered account unless you provide written instructions signed by an authorized person designated on the Account Information Form indicating an account registered in a different name or with a different address or taxpayer identification number.

 Can I Exchange My Investment From One Portfolio To Another?
 You may exchange units of each Portfolio at NAV for units of any other Port-folio of the Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.

                                                                UNITHOLDER GUIDE


  Instructions For Exchanging Shares:
 ---------------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                    .Your name(s) and signature(s)
                    .Your account number
                    .The Portfolio name
                    .The dollar amount or number of units to be
                     exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    Trust for Credit Unions
                    4900 Sears Tower--60th Floor
                    Chicago, IL 60606-6372
 ---------------------------------------------------------------------------
  By Telephone:    If you have elected the telephone redemption and
                   exchange privileges on your Account Information Form:
                   .1-800-342-5828
                    (8:00 a.m. to 4:30 p.m. New York time)
 ---------------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should read the Prospectus before making an exchange.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.
 .Telephone exchanges normally will be made only to an identically registered account.
 .The Fund reserves the right to reject any exchange request.

 What Types Of Reports Will I Be Sent Regarding Investments In The
 Portfolios?
 You will receive an annual report containing audited financial statements and a semi-annual report. All unitholders will be provided with an individ-ual monthly statement for each Portfolio showing each transaction for the reported month. Unitholders of the Bond Portfolios will also be provided with a printed confirmation for each transaction in their accounts. A year-to-date statement for your account will be provided upon request made to Goldman Sachs.

Taxation


 TAXATION OF UNITHOLDERS

 If state and federally chartered credit unions meet all requirements of Sec-tion 501(c)(14)(A) of the Code, and all rules and regulations thereunder, they will be exempt from federal income taxation on any income, dividends or capital gains realized as the result of purchasing, holding, exchanging or redeeming units of the Fund.

 FEDERAL TAXATION OF THE FUND

 The Fund intends that each of its Portfolios will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code. Each Portfolio of the Fund is treated as a separate corporation for federal tax purposes and generally must comply with the qualification and other requirements applicable to regulated investment companies, without regard to the Fund's other Portfolios. If a Portfolio otherwise complies with such provisions, then in any taxable year for which it distributes at least 90% of its investment company taxable income determined for federal income tax purposes (before any deduction for dividends paid), the Portfolio will be relieved of federal income tax on the amounts distributed. The Fund intends to distribute to its unitholders substantially all of each Portfo-lio's net investment company taxable income and net capital gain.

 The Code will impose a 4% excise tax if a Portfolio fails to meet certain requirements with respect to distributions of net ordinary income and capi-tal gain net income. It is not anticipated that this provision will have any material impact on the Portfolios or their unitholders.

 If for any taxable year a Portfolio does not qualify as a regulated invest-ment company, all of its taxable income will be taxed to such Portfolio at the appropriate corporate rate without any reduction for distributions made to unitholders.

 The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Portfolios.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

 A. General Portfolio Risks

 Risks of Fixed Income Securities. The Portfolios will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and a Portfolio will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs") and mortgage-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 Risks of Derivative Investments. Derivative mortgage-related securities are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepay-ments adversely affects super floaters and premium priced mortgage-related securities. The risk of slower than anticipated prepayments generally adversely affects floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-related securities. In addi-tion, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

 Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are sub-ject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

 Risks of Illiquid Securities. The Bond Portfolios may invest up to 15% of their net assets and the Money Market Portfolio may invest up to 10% of its net assets in illiquid securities, which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Securities that are not readily marketable
 .Repurchase agreements, federal funds loans and fixed time deposits with a notice or demand period of more than seven days
 .Loan participations of foreign governments or their agencies that are guar-anteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises where a substantial secondary market is absent
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease a Portfolio's liquidity to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

 Portfolio Turnover Rate. The Investment Adviser will not consider the port-folio turnover rate a limiting factor in making investment decisions for a Portfolio. A high rate of portfolio turnover (100% or more) involves corre-spondingly greater expenses which must be borne by a Portfolio and its unitholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Portfolio's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See "Financial Highlights" in Appendix B for a statement of the Portfolios' historical portfolio turnover rates.

 Investment Criteria. If, after purchase by a Portfolio, an investment ceases to meet the investment criteria stated in this Prospectus, the Investment Adviser will consider whether the Portfolio should continue to hold the investment. Investments purchased prior to January 1, 1998 will be governed by the NCUA Rules and Regulations in effect when purchased, and the Portfo-lios may continue to hold such investments after that date subject to com-pliance with the NCUA Rules and Regulations.

                                                                      APPENDIX A

 B. Portfolio Securities and Techniques

 This section provides further information on certain types of securities and investment techniques that may be used by the Portfolios, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without unitholder approval. You should note, however, that all policies not specifically designated as fundamental are non-funda-mental and may be changed without unitholder approval.

 U.S. Government Securities and Related Custodial Receipts. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guar-anteed by U.S. government agencies, instrumentalities or sponsored enter-prises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Associa-tion); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. Treasury obli-gations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

 U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises; and (b) participations in loans made to foreign gov-ernments or their agencies that are so guaranteed as to principal and inter-est. Certain of these participations may be regarded as illiquid. U.S. Gov-ernment Securities also include zero coupon bonds.

 U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. govern-ment will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obli-gated to do so by law.

 Interests in U.S. Government Securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

 Mortgage-Related Securities. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mort-gage loans secured by real property. Mortgage-related securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental enti-ty. The Mortgage Securities Portfolio may invest in privately-issued mort-gage pass-through securities that are rated high quality and represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insur-ance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through secu-rities consist of mortgage loans secured by mortgages or deeds of trust cre-ating a first lien on residential, residential multi-family and mixed residential/commercial properties. (In conformance with the NCUA Rules and Regulations, the Mortgage Securities Portfolio will not invest in commercial mortgage-related securities.)

 Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various forms of insurance or guarantees, includ-ing individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, pri-vate insurers, banks and mortgage poolers. Mortgage-related securities with-out insurance or guarantees may also be purchased by the Mortgage Securities Portfolio if they have the required rating from an NRSRO. Although the mar-ket for such securities is becoming increasingly liquid, some mortgage-related securities issued by private organizations may not be readily mar-ketable.

 Mortgage-related securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real prop-erty and other permitted investments. CMOs provide an investor with a speci-fied interest in the cash flow from a pool of underlying mortgages or of other mortgage-related securities. CMOs are issued in multiple classes, each with a specified fixed or floating inter-

                                                                      APPENDIX A

 est rate and a final scheduled distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated matu-rity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e., payments of principal are made to two or more classes concur-rently. In some cases, CMOs may have the characteristics of a stripped mort-gage-backed security whose prices can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Portfolio may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

 To the extent a Portfolio concentrates its investments in pools of mortgage-related securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

 Inverse Floating Rate Securities. The Bond Portfolios may, to the extent permitted by the NCUA, invest in leveraged inverse floating rate debt secu-rities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

 Zero Coupon Bonds. Each Portfolio will only purchase zero coupon bonds which are U.S. Government Securities and do not have maturity dates of more than ten years from settlement. Zero coupon bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bear-ing securities having similar maturities and credit quality.

 Mortgage Dollar Rolls. The Bond Portfolios may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Portfolio of securities for delivery in the current month. The Portfolio simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the

 Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio benefits to the extent of any dif-ference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the ben-efits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Portfolio's performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Portfolio may experience a loss. For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 When-Issued Securities and Forward Commitments. The Portfolios may purchase or sell portfolio securities in when-issued or delayed delivery transactions provided settlement is regular-way. (Regular-way settlement means delivery of a security from a seller to a buyer within the time frame that the secu-rities industry has established for that type of security.) In these trans-actions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advanta-geous yield or price.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Portfolios will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities, a Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 Lending of Portfolio Securities. The Bond Portfolios may seek to increase their income by lending portfolio securities to institutions, such as banks and broker-dealers. The borrowers are required to secure their loans contin-uously with cash, cash equivalents or U.S. Government Securities in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extent that cash col-lateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation and a Portfolio will be responsible for any loss that might result from its investment of

                                                                      APPENDIX A

 the borrowers' collateral. Any investments purchased with the cash (as well as other cash received in connection with the loan) must be permissible for federally chartered credit unions and must mature no later than the maturity of the transaction. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 5% of the value of the net assets of a Bond Portfolio (including the loan collateral). A Bond Portfolio may experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Bond Portfolio.

 Repurchase Agreements. Each Portfolio may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System. Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

 If the other party or "seller" defaults, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio's cost associated with delay and enforcement of the repur-chase agreement. In addition, in the event of bankruptcy of the seller, a Portfolio could suffer additional losses if a court determines that the Portfolio's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. The Portfolios, together with other registered investment companies having advi-sory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agree-ments.

 Other Investment Companies. The Mortgage Securities Portfolio may invest in securities of other investment companies subject to the limitations pre-scribed by the Act. These limitations include a prohibition on the Portfolio acquiring more than 3% of the voting securities of any other investment com-pany, and a prohibition on investing more than 5% of the Portfolio's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment com-panies will have investment objectives, policies and restrictions substan-tially similar to those of the Mortgage Securities Portfolio and will be subject to substantially the same risks. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Portfolio may invest include money market funds which the Investment Adviser, Goldman Sachs or any of their affiliates serves as investment adviser, administrator or distributor.

 Bank Obligations. The Portfolios may invest in U.S. dollar-denominated obli-gations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit Union Act and the rules and regulations thereunder. Bank obligations may include certificates of deposit, bankers' acceptances, bank notes, deposit notes, and other obli-gations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obliga-tions or by government regulation. Obligations of foreign branches of U.S. banks include fixed time deposits. Generally, fixed time deposits are not payable until maturity, but may permit early withdrawal subject to penalties which vary depending upon market conditions and the remaining maturity of the obligations.

 The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substan-tial changes in the past decade. The enactment of new legislation or regula-tions, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and for-eign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be par-ticularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and mon-etary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

 Obligations of foreign branches of U.S. banks involve investment risks in addition to those of domestic obligations of domestic issuers, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than com-parable domestic obligations of domestic issuers, that a foreign jurisdic-tion might impose withholding taxes on interest income payable on those obligations or that deposits may be seized or nationalized.

 Federal Funds. The Portfolios may make unsecured loans of federal funds to U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) to the extent permitted by the Federal Credit Union Act and the rules and regulations thereunder.

 Federal funds are funds held by a regional Federal Reserve Bank for the account of a bank that is a member of such Federal Reserve Bank (a "Fed Mem-ber Bank"). A loan of federal funds is an unsecured loan to a Fed Member Bank at a negotiated interest rate for a negotiated time period, generally overnight, of

                                                                      APPENDIX A

 federal funds. Loans of federal funds are not insured by the Federal Deposit Insurance Corporation. In the event the borrower of federal funds enters a bankruptcy or other insolvency proceeding, the Portfolios could experience delays and incur expenses in recovering cash. Further, the possibility exists that in such an instance, the borrowing institution may not be able to repay the loaned funds. Creditworthiness is, therefore, of particular importance given the unsecured nature of federal funds borrowings. The Port-folios will limit federal funds lending to those member Fed Member Banks whose creditworthiness has been reviewed and found by the Investment Adviser to be comparable in quality to securities rated high quality by an NRSRO.

 Borrowing. The Portfolios may not borrow money, except as a temporary meas-ure, and then only in amounts not exceeding one-third of the value of a Portfolio's net assets.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Port-folio's financial performance for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with a Portfolio's financial statements, is included in the Portfolio's annual report (available upon request without charge).

 MONEY MARKET PORTFOLIO


                        Income from
                        investment   Distributions
                       operations(a) to unitholders
                       ------------- --------------

             Net asset                              Net asset
             value at       Net         From net      value
             beginning  investment     investment    at end     Total
             of period    income         income     of period return(b)
-----------------------------------------------------------------------
Year ended:
8/31/99        $1.00       $0.05         $(0.05)      $1.00     5.09%
-----------------------------------------------------------------------
8/31/98         1.00        0.06          (0.06)       1.00     5.67
-----------------------------------------------------------------------
8/31/97         1.00        0.05          (0.05)       1.00     5.43
-----------------------------------------------------------------------
8/31/96         1.00        0.05          (0.05)       1.00     5.51
-----------------------------------------------------------------------
8/31/95         1.00        0.06          (0.06)       1.00     5.56
-----------------------------------------------------------------------

(a) Calculated based on average units outstanding methodology.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.

                                                                      APPENDIX B




                                                             Ratio information
                                                           assuming no waiver of
                                                              fees or expense
                                                              reimbursements
                                                         -----------------------------
                    Ratio of                                                 Ratio of
   Ratio of           net                Net                                   net
     net           investment         assets at           Ratio of          investment
   expenses        income to            end of            expenses            income
  to average        average             period           to average         to average
  net assets       net assets          (000's)           net assets         net assets
--------------------------------------------------------------------------------------
     0.13%            4.94%           $1,068,369            0.30%              4.77%
--------------------------------------------------------------------------------------
     0.11             5.52               972,857            0.30               5.33
--------------------------------------------------------------------------------------
     0.18             5.31               441,205            0.33               5.16
--------------------------------------------------------------------------------------
     0.19             5.37               426,710            0.31               5.25
--------------------------------------------------------------------------------------
     0.20             5.55               382,096            0.33               5.42
--------------------------------------------------------------------------------------

 GOVERNMENT SECURITIES PORTFOLIO




                              Income from          Distributions to
                         investment operations        unitholders
                       ------------------------- ---------------------


             Net asset             Net realized             In excess  Net asset
             value at     Net     and unrealized  From net    of net     value
             beginning investment gain (loss) on investment investment  at end
             of period   income   investments(a)   income     income   of period
--------------------------------------------------------------------------------------------
Year ended:
8/31/99        $9.79     $0.54        $(0.14)      $(0.54)    $   --     $9.65
--------------------------------------------------------------------------------------------
8/31/98         9.84      0.58         (0.04)       (0.58)     (0.01)     9.79
--------------------------------------------------------------------------------------------
8/31/97         9.76      0.59          0.08        (0.59)        --      9.84
--------------------------------------------------------------------------------------------
8/31/96         9.76      0.60            --        (0.60)        --      9.76
--------------------------------------------------------------------------------------------
8/31/95         9.78      0.55            --        (0.56)     (0.01)     9.76
--------------------------------------------------------------------------------------------

(a) Includes balancing effect of calculating per unit amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(c) Includes the effect of mortgage dollar roll transactions.

                                                                      APPENDIX B







                                                      Ratio information
                                                    assuming no waiver of
                                                       fees or expense
                                                       reimbursements
                                                    ---------------------
                       Ratio of              Net                Ratio of
            Ratio of     net                assets                net
              net     investment            at end   Ratio of  investment
            expenses  income to  Portfolio    of     expenses  income to
   Total   to average  average   turnover   period  to average  average
 return(b) net assets net assets  rate(c)  (000's)  net assets net assets
-------------------------------------------------------------------------
   4.25%      0.33%      5.60%    152.70%  $693,157    0.33%      5.60%
-------------------------------------------------------------------------
   5.60       0.34       5.83      93.77    654,653    0.34       5.83
-------------------------------------------------------------------------
   7.09       0.34       6.02      88.02    564,642    0.34       6.02
-------------------------------------------------------------------------
   6.26       0.35       6.16     149.66    535,702    0.35       6.16
-------------------------------------------------------------------------
   5.82       0.34       5.65      70.58    529,659    0.34       5.65
-------------------------------------------------------------------------

 MORTGAGE SECURITIES PORTFOLIO




                               Income from
                          investment operations    Distributions to unitholders
                       --------------------------- -----------------------------

                                        Net                       In
             Net asset              realized and      From      excess
             value at     Net      unrealized gain    net       of net    From
             beginning investment    (loss) on     investment investment paid-in
             of period   income    investments(a)    income     income   capital
--------------------------------------------------------------------------------
Year Ended:
8/31/99        $9.90     $0.57         $(0.33)       $(0.57)    $   --   $   --
--------------------------------------------------------------------------------
8/31/98         9.75      0.64           0.13         (0.62)        --       --
--------------------------------------------------------------------------------
8/31/97         9.65      0.64           0.10         (0.64)        --       --
--------------------------------------------------------------------------------
8/31/96         9.74      0.66          (0.12)        (0.63)        --       --
--------------------------------------------------------------------------------
8/31/95         9.62      0.61           0.16         (0.61)     (0.02)   (0.02)
--------------------------------------------------------------------------------

(a) Includes balancing effect of calculating per unit amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the invest-ment at the net asset value at the end of the period.
(c) Includes the effect of mortgage dollar roll transactions.

                                                                      APPENDIX B






                                                                   Ratio information
                                                                   assuming no waiver
                                                                   of fees or expense
                                                                     reimbursements
                                                                 ----------------------
                                    Ratio of              Net                 Ratio of
    Net                 Ratio of      net                assets                 net
   asset                   net     investment            at end   Ratio of   investment
  value at             expenses to   income   Portfolio    of    expenses to   income
   end of      Total     average   to average turnover   period    average   to average
   period    return(b) net assets  net assets  rate(c)  (000's)  net  assets net assets
---------------------------------------------------------------------------------------
   $9.57       2.51%      0.29%       5.87%    168.44%  $492,605    0.29%       5.87%
---------------------------------------------------------------------------------------
    9.90       8.10       0.30        6.44     108.76    442,550    0.30        6.44
---------------------------------------------------------------------------------------
    9.75       7.89       0.30        6.57     106.10    350,315    0.30        6.57
---------------------------------------------------------------------------------------
    9.65       5.67       0.28        6.64     163.42    332,546    0.30        6.62
---------------------------------------------------------------------------------------
    9.74       8.20       0.26        6.36     130.98    264,409    0.32        6.30
---------------------------------------------------------------------------------------

                      [This page intentionally left blank]

Index

   1 General Investment Management
     Approach
   5 Portfolio Investment Objectives and
     Strategies
     5 Money Market Portfolio
     7 Government Securities Portfolio
     8 Mortgage Securities Portfolio
   9 Other Investment Practices and
     Securities
  10 Principal Risks of the Portfolios
  13 Portfolio Performance
  17 Portfolio Fees and Expenses
  20 Service Providers
  24 Dividends
  25 Unitholder Guide
     25 How to Buy Units
     28 How to Sell Units
  32 Taxation
  33 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
  42 Appendix B
     Financial Highlights

Trust For Credit Unions
Prospectus

 FOR MORE INFORMATION

 Annual/Semi-annual Report
 Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to unitholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Money Market, Government Securities and Mortgage Securities Portfolios' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Portfolios and their policies is also available in the Fund's Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Fund's annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-342-5828 or CFS at 1-800-237-5678.

 To obtain other information and for unitholder inquiries:
 By telephone - Call 1-800-342-5828 or 1-800-CFS-5678
 By mail - Goldman, Sachs & Co., Trust for Credit Unions, 4900 Sears Tower, Chicago, Illinois 60606-6372 or
 Callahan Financial Services, Inc., 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036
 By e-mail - gs-funds@gs.com or info@trustcu.com
 On the Internet - Text-only versions of the Portfolios' documents are located online and may be downloaded from:
    SEC EDGAR database - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)
    CFS - http://www.trustcu.com

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to the SEC's e-mail address at publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                       [LOGO OF TRUST FOR CREDIT UNIONS]

        The Fund's investment company registration number is 811-5407.

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                            TRUST FOR CREDIT UNIONS
                               4900 Sears Tower
                         Chicago, Illinois 60606-6303
                            Money Market Portfolio
                        Government Securities Portfolio
                         Mortgage Securities Portfolio

This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectus dated November 30, 1999 (the "Prospectus"), relating to the offering of units of the Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio of the Trust for Credit Unions. A copy of the Prospectus may be obtained without charge from Goldman, Sachs & Co. at
(800) 342-5828 or Callahan Financial Services, Inc. at (800) 237-5678.

     The audited financial statements and related report of Arthur Andersen L.L.P., independent public accountants, for each Portfolio contained in the Portfolios' 1999 annual report are incorporated herein by reference in the section "Financial Statements." No other portions of the Portfolios' annual report are incorporated herein by reference.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Introduction............................................................     B-3
Management..............................................................     B-5
Advisory and Other Services.............................................    B-11
Portfolio Transactions..................................................    B-19
Amortized Cost Valuation................................................    B-22
Other Information Regarding Net Asset Value.............................    B-24
Description of Units....................................................    B-24
Income..................................................................    B-27
Adjustable and Fixed Rate Mortgage Loans and Mortgage-Related Securities    B-28
Other Investment Practices and Securities...............................    B-38
Investment Restrictions.................................................    B-44
Calculation of Performance Quotations...................................    B-47
Other Information.......................................................    B-53
Financial Statements....................................................    B-54
Description of Securities Ratings.......................................    B-55
Appendix A..............................................................    B-59

The date of this Additional Statement is November 30, 1999.

UNITS OF THE PORTFOLIOS ARE NOT ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U. S. GOVERNMENT, ANY CREDIT UNION OR BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS INVOLVES RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN ITS NET ASSET VALUE PER UNIT AT $1.00 ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS.

                                 INTRODUCTION

Trust for Credit Unions (the "Fund" or the "Trust") is an open-end, diversified, management investment company (commonly known as a "mutual fund") offered only to state and federally chartered credit unions. The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of its investment portfolios. This Additional Statement relates to the offering of the units of the Fund's Money Market Portfolio, Government Securities Portfolio and Mortgage Securities Portfolio (individually, a "Portfolio" and collectively, the "Portfolios").

The Fund was established under Massachusetts law by an Agreement and Declaration of Trust dated September 24, 1987 (the "Declaration of Trust"). The
Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series representing interests in separate investment portfolios. The Trustees have the right to establish investment portfolios in addition to those heretofore established. Investment in the Portfolios relieves investors from the administrative and accounting burdens involved in direct investments, and also provides related benefits as described below.

High Current Income.  The Money Market Portfolio seeks to maximize current
-------------------
income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high-quality money market investments authorized under the Federal Credit Union Act. The Government Securities and Mortgage Securities Portfolios (the "Bond Portfolios") seek to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. The Bond Portfolios invest in longer-term, higher-yielding securities than a money market fund, and may utilize certain investment techniques not available to a money market fund. Similarly, the yields of the Bond Portfolios are expected to exceed those offered by bank certificates of deposit and money market accounts. However, the Bond Portfolios do not maintain a constant net asset value per unit and are subject to greater fluctuation in the value of their units than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in units of the Portfolios are not insured or guaranteed by any government agency.

Relative Stability of Principal.  Unlike the Money Market Portfolio which seeks
-------------------------------
to maintain its net asset value per unit at $1.00 (although there is no assurance that the Money Market Portfolio will be able to do so on a continuous basis), the Bond Portfolios' net asset values per unit fluctuate. It is expected that over the long-term the volatility of the Bond Portfolios will be low in relation to longer-term bond funds; however, there may be a loss of principal. The Government Securities Portfolio attempts to reduce net asset value fluctuation by maintaining a maximum duration equal to that of a Two-Year U.S. Treasury security and a target duration no shorter than that of a Six-Month U.S. Treasury security and no longer than that of a One-Year U.S. Treasury security. Similarly, the Mortgage Securities Portfolio attempts to reduce net asset value fluctuation by maintaining a maximum duration that will not exceed that of a Three-Year U.S. Treasury security and a target duration equal to that of a Two-Year U.S. Treasury security and by utilizing certain active management techniques to hedge interest rate risk. Duration is a measure of the price sensitivity of the Portfolio, including expected cash flows and mortgage prepayments under a wide range of interest rate scenarios, and is reviewed and recalculated daily. However, there is no assurance that these strategies will be successful. There can be no assurance that Goldman Sachs Asset Management's ("GSAM" or the "Investment Adviser") estimation of a Portfolio's duration will be accurate or that the duration of a Portfolio will always remain within the maximum target duration described above.

Liquidity.  Because the Portfolios' units may be redeemed upon request of a
---------
unitholder on any business day at net asset value, the Portfolios offer greater liquidity than many competing investments such as certificates of deposit and direct investments in certain mortgage-related securities.

Experienced Professional Management.  Successfully creating and managing a
-----------------------------------
diversified portfolio of mortgage-related securities requires professionals with extensive experience. Members of GSAM's portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities. At September 30, 1999 they were responsible for approximately $44.5 billion in fixed-income assets.

A Sophisticated Investment Process.  The Portfolios' investment process starts
----------------------------------
with a review of trends for the overall economy as well as for different sectors of the U.S. mortgage and other markets. GSAM's portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve.

In planning each Portfolio's strategy, the managers are able to draw upon the economic and fixed income research resources of Goldman, Sachs & Co. ("Goldman Sachs"). They also have access to Goldman Sachs' proprietary models. Among the quantitative techniques used in the Bond Portfolios' investment processes are

     . option-adjusted analytics to make initial strategic asset allocations within the mortgage markets and to reevaluate investments as market conditions change; and

     . analytics to estimate mortgage prepayments and cash flows under different interest rate scenarios and to maintain an optimal portfolio structure.

The portfolio managers may use these and other trading and hedging techniques in response to market and interest rate conditions. In particular, these and other evaluative tools help the portfolio managers select securities with investment characteristics they believe are desirable.

Convenience of a Fund Structure.  The Bond Portfolios eliminate many of the
-------------------------------
complications that direct ownership of mortgage securities entails. For example, most mortgage-related securities generate monthly payments of both principal and interest, just as the underlying mortgages do. To conserve their principal, investors must make a special effort to segregate and reinvest the principal portion of each payment on their own. The Bond Portfolios relieve investors of this burden by automatically reinvesting all principal payments within the Portfolio and distributing only current income each month.

                                  MANAGEMENT

The Declaration of Trust provides that, subject to its provisions, the business of the Fund shall be managed by the Fund's Trustees. The Declaration of Trust provides that (a) the Trustees may enter into agreements with other persons to provide for the performance and assumption of various services and duties, including, subject to the Trustees' general supervision, advisory and administration services and duties and also including distribution, custodian, transfer and dividend disbursing agency, unitholder servicing and accounting services and duties; (b) a Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law; and (c) subject to the preceding clause, the Trustees are not responsible or liable for any neglect or wrongdoing of any officer or any person referred to in clause
(a).

Information pertaining to the Trustees and officers of the Fund is set forth below. Trustees deemed to be "interested persons" of the Fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act") are indicated by an asterisk.

             Name, Age                    Positions                      Principal Occupation(s)
            and Address                  With Trust                        During Past 5 Years
            -----------                  ----------                        -------------------
TRUSTEES

Gene R. Artemenko, 71                      Trustee              Retired (June 1991).
Route 7, Box 1593
Reeds Spring, MO  65737

James C. Barr, 64                          Trustee              Managing Member, J.C.B. Enterprises,
1600 North Oak Street, #420                                     L.L.C. (March 1997-Present); and Chief
Arlington, VA  22209                                            Executive Officer, National Milk
                                                                Producers Federation (March 1985-March 1997).

Edgar F. Callahan, 71                      Trustee              Chief Executive Officer, PATELCO Credit
156 Second Street                                               Union (October 1987-Present).
San Francisco, CA  94105-3993

Robert M. Coen, 60                      Chairman and            Professor of Economics, Northwestern
2003 Sheridan Road                         Trustee              University.
Evanston, IL  60208

John T. Collins, 53                   Vice Chairman and         Partner, Steptoe & Johnson (law firm)
1330 Connecticut Avenue, N.W.              Trustee              (January 1985-Present).
Washington, DC  20036

             Name, Age                    Positions                      Principal Occupation(s)
            and Address                  With Trust                        During Past 5 Years
            -----------                  ----------                        -------------------
Thomas S. Condit, 53                       Trustee              Retired; Partner, New Media Publishing,
2000 Lincoln Park West                                          Inc. (January 1996-August 1998); and
Apt. 301                                                        Chief Executive Officer, Craver,
Chicago, IL  60614                                              Matthews, Smith & Co., Inc. (a direct
                                                                mail fund raising company) (June 1993-January 1996).

*Douglas C. Grip, 37                       Trustee              Managing Director, GSAM (November
32 Old Slip                                                     1997-Present); Trustee and President,
New York, NY  10005                                             Goldman Sachs Trust and Goldman Sachs
                                                                Variable Insurance Trust (registered
                                                                investment companies) (April 1996-Present and
                                                                October 1997-Present, respectively); President,
                                                                Goldman Sachs Funds Group (April 1996-Present); and
                                                                President, MFS Retirement Services Inc., of Massachusetts
                                                                Financial Services (prior thereto).

Betty Hobbs, 61                            Trustee              President and Chief Executive Officer,
1400 8th Avenue, South                                          Tennessee Teachers Credit Union (over 25 years).
Nashville, TN  37202

Gary Oakland, 47                           Trustee              President and Chief Executive Officer,
P.O. Box 97050                                                  Boeing Employees' Credit Union (July 1986-Present).
Seattle, WA  98142-9750

Wendell A. Sebastian, 55                   Trustee              President and Chief Executive Officer,
711 South Dale Mabry Avenue                                     GTE Federal Credit Union (February
Tampa, FL  33609                                                1998-Present); President, Callahan
                                                                Financial Services, Inc. ("CFS") (July
                                                                1996-January 1998); and President, GTE
                                                                Federal Credit Union (September 1991-July 1996).

             Name, Age                    Positions                      Principal Occupation(s)
            and Address                  With Trust                        During Past 5 Years
            -----------                  ----------                        -------------------
OFFICERS

Judith E. Sandberg, 43                    President             President, Callahan Financial Services,
1001 Connecticut Ave., N.W.                                     Inc. (October 1998-Present); Managing
Suite 1001                                                      Director, National Cooperative Bank
Washington, DC  20036                                           ("NCB") (August 1995-October 1998);
                                                                President, NCB Retail Finance
                                                                Corporation (October 1995-October 1998);
                                                                and Vice President, NCB Bank and NCB
                                                                Investment Advisers, Inc. (August 1994-October 1995).

Jesse Cole, 36                         Vice President           Vice President, GSAM (June
4900 Sears Tower                                                1998-Present); Vice President, Goldman
Chicago, IL  60606-6303                                         Sachs Trust and Goldman Sachs Variable
                                                                Insurance Trust (registered investment
                                                                companies) (1998-Present); Vice
                                                                President, AIM Management Group, Inc.
                                                                (investment adviser) (April 1996-June
                                                                1998); and Assistant Vice President, The
                                                                Northern Trust Company (June 1987-April 1996).

Charles W. Filson, 55                  Vice President           Director and Vice President, CFS (March
1001 Connecticut Ave., N.W.                                     1989-Present); and Treasurer, CFS
Suite 1001                                                      (October 1987-Present).
Washington, DC  20016

Gordon F. Linke, 41                    Vice President           Vice President, Goldman Sachs
555 California Street                                           (March 1990-Present).
45th Floor
San Francisco, CA  94104

Nancy L. Mucker, 50                    Vice President           Vice President, Goldman Sachs (April
4900 Sears Tower                                                1985-Present); Vice President, Goldman
60th Floor                                                      Sachs Trust and Goldman Sachs Variable
Chicago, IL 60606-6303                                          Insurance Trust (registered investment
                                                                companies) (1997-Present); and Manager
                                                                of Shareholder Servicing of GSAM
                                                                (November 1989-Present).

             Name, Age                    Positions                      Principal Occupation(s)
            and Address                  With Trust                        During Past 5 Years
            -----------                  ----------                        -------------------
James A. Fitzpatrick, 39               Vice President           Managing Director, GSAM (1999); Vice
4900 Sears Tower                                                President, Goldman Sachs (1998-Present);
Chicago, IL  60606-6303                                         Vice President, GSAM (April
                                                                1997-Present); Vice President, Goldman
                                                                Sachs Trust and Goldman Sachs Variable
                                                                Insurance Trust (registered investment
                                                                companies) (October 1997-Present); and
                                                                Vice President and General Manager,
                                                                First Data Corporation - Investor
                                                                Services Group (mutual funds
                                                                administrator) (1994 to 1997).

John M. Perlowski, 35                     Treasurer             Vice President, Goldman Sachs (July
32 Old Slip                                                     1995-Present); Treasurer, Goldman Sachs
New York, NY  10005                                             Trust and Goldman Sachs Variable
                                                                Insurance Trust (registered investment
                                                                companies) (1997-Present); and Banking
                                                                Director, Investors Bank and Trust
                                                                (November 1993-July 1995).

Philip V. Giuca, Jr., 37             Assistant Treasurer        Assistant Treasurer, Goldman Sachs Trust
10 Hanover Square                                               and Goldman Sachs Variable Insurance
22nd Floor                                                      Trust (registered investment companies)
New York, NY  10004                                             (1997-Present); and Vice President,
                                                                Goldman Sachs (May 1992-Present).

Michael J. Richman, 39                  Secretary               General Counsel to the Funds Group,
85 Broad Street                                                 GSAM, and Vice President, Goldman Sachs
12th Floor                                                      (June 1992-Present); Secretary, Goldman
New York, NY  10004                                             Sachs Trust and Goldman Sachs Variable
                                                                Insurance Trust (registered investment
                                                                companies) (1997-Present); Associate
                                                                General Counsel, GSAM (February
                                                                1994-December 1997); Associate General
                                                                Counsel, Goldman Sachs (December
                                                                1998-Present); and Assistant General
                                                                Counsel, Goldman Sachs (June
                                                                1992-December 1998).

             Name, Age                    Positions                      Principal Occupation(s)
            and Address                  With Trust                        During Past 5 Years
            -----------                  ----------                        -------------------
Elizabeth D. Anderson, 30            Assistant Secretary        Assistant Secretary, Goldman Sachs Trust
32 Old Slip                                                     and Goldman Sachs Variable Insurance
New York, NY  10005                                             Trust (registered investment companies)
                                                                (1997-Present); Portfolio Manager, GSAM
                                                                (April 1996-Present); Junior Portfolio
                                                                Manager, GSAM (1995-April 1996); Funds
                                                                Trading Assistant, GSAM (1993-1995); and
                                                                Compliance Analyst, Prudential Insurance
                                                                (1991-1993).

Steven E. Hartstein, 35              Assistant Secretary        Associate, Goldman Sachs (December
85 Broad Street                                                 1998-Present); Legal Product Analyst,
12th Floor                                                      Goldman Sachs (June 1993- December
New York, NY  10004                                             1998); and Funds Compliance Officer,
                                                                Citibank Global Asset Management (August
                                                                1991-June 1993).

Deborah A. Farrell, 28               Assistant Secretary        Legal Products Analyst, Goldman Sachs
85 Broad Street                                                 (December 1998-Present); Assistant
12th Floor                                                      Secretary, Goldman Sachs Trust and
New York, NY  10004                                             Goldman Sachs Variable Insurance Trust
                                                                (registered investment companies)
                                                                (1997-Present); Legal Assistant, Goldman
                                                                Sachs (January 1996-December 1998);
                                                                Assistant Secretary to the Funds Group
                                                                (1996-Present); Executive Secretary,
                                                                Goldman Sachs (January 1994-January
                                                                1996); and Legal Secretary, Cleary,
                                                                Gottlieb, Steen and Hamilton (law firm)
                                                                (September 1990-January 1994).

             Name, Age                    Positions                      Principal Occupation(s)
            and Address                  With Trust                        During Past 5 Years
            -----------                  ----------                        ------------------------
Howard B. Surloff, 34                Assistant Secretary        General Counsel, U.S. Funds Group
85 Broad Street                                                 (February 1999-Present); Assistant
12th Floor                                                      General Counsel, GSAM and Associate
New York, NY  10004                                             General Counsel to the Funds Group
                                                                (December 1997- January 1999);
                                                                Assistant Secretary, Goldman Sachs Trust
                                                                and Goldman Sachs Variable Insurance
                                                                Trust (registered investment companies)
                                                                (1997-Present); Assistant General
                                                                Counsel and Vice President, Goldman
                                                                Sachs (November 1993- January 1999 and
                                                                May 1994-Present, respectively); Counsel
                                                                to the Funds Group, GSAM (November
                                                                1993- January 1999); and Associate of
                                                                Shereff, Friedman, Hoffman & Goodman
                                                                (law firm) (October 1990-November 1993).

Kaysie P. Uniacke, 38                Assistant Secretary        Managing Director and Senior Portfolio
32 Old Slip                                                     Manager, GSAM (1997-Present); Assistant
New York, NY  10005                                             Secretary, Goldman Sachs Trust and
                                                                Goldman Sachs Variable Insurance Trust
                                                                (registered investment companies)
                                                                (1997-Present); and Vice President and
                                                                Senior Portfolio Manager, GSAM (1988-1997).

As of October 31, 1999, the Trustees and officers of the Fund, as a group, owned in the aggregate less than 1% of the outstanding units of the Fund. (For information about units of the Fund owned by credit unions of which certain Trustees are officers, see "Description of Units" below.) Certain officers hold comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser and/or distributor.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended August 31, 1999:

                                                                            Total Compensation
                             Aggregate          Pension or Retirement       from Goldman Sachs
                             Compensation       Benefits Accrued as         Mutual Funds*
Name of Trustee              from the Trust     Part of Trust's Expense     (Including the Trust)
---------------              --------------     -----------------------     ---------------------
Gene R. Artemenko            $8,000             -0-                         $8,000
James C. Barr                $8,000             -0-                         $8,000
Edgar F. Callahan            $8,000             -0-                         $8,000
Robert M. Coen               $8,000             -0-                         $8,000
John T. Collins              $8,000             -0-                         $8,000
Thomas S. Condit             $8,000             -0-                         $8,000
Douglas C. Grip                 -0-             -0-                            -0-
Rudolph T. Hanley**          $4,000             -0-                         $4,000
Betty G. Hobbs               $8,000             -0-                         $8,000
Gary Oakland***                 -0-             -0-                            -0-
Wendell A. Sebastian            -0-             -0-                            -0-
-----------------

* The Goldman Sachs Fund complex consists of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 49 mutual funds, including 19 equity funds, on August 31, 1999. Goldman Sachs Variable Insurance Trust consisted of 16 mutual funds on August 31,
     1999.
**   Mr. Hanley retired as a Trustee on March 22, 1999.
***  Mr. Oakland was appointed as Trustee of the Trust as of April 19, 1999.

                           ADVISORY AND OTHER SERVICES

Investment Adviser

As stated in the Prospectus, GSAM, 32 Old Slip, New York, New York 10005, a unit of the Investment Management Division of Goldman Sachs, acts as the Fund's investment adviser. As investment adviser, GSAM continually manages each Portfolio, including the purchase, retention and disposition of securities and other assets. Goldman Sachs' administrative obligations include, subject to the general supervision of the Trustees, (a) providing supervision of all aspects of the Fund's non-investment operations not performed by others pursuant to the Fund's administration agreement or custodian agreement; (b) providing the Fund, to the extent not provided pursuant to such agreements or the Fund's transfer agency agreement, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Fund's expense, of its tax returns, reports to unitholders, periodic updating of the Prospectus and reports filed with the SEC and other regulatory authorities; (d) providing the Fund, to the extent not provided pursuant to such agreements, with adequate office space and necessary office equipment and services; (e) maintaining all of the Fund's records other than those maintained pursuant to such agreements; (f) to the extent requested by the Trustees of the Fund, negotiating changes to the terms and provisions of the Fund's administration agreement, the custodian agreement and the distribution agreement with Callahan Financial Services, Inc.; and (g) reviewing and paying (or causing to be paid) all bills or statements for services rendered to the Fund.

The advisory agreement provides that GSAM may render similar services to others so long as its services under such agreement are not impaired thereby. The advisory agreement also provides that, subject to applicable provisions of the 1940 Act, GSAM will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the advisory agreement or the transfer agency agreement. The advisory agreement provides further that the Fund will indemnify GSAM against certain liabilities, including liabilities under federal and state securities laws, or, in lieu thereof, contribute to payment for resulting losses.

The advisory agreement will remain in effect with respect to a particular Portfolio until March 31, 2000, and will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding units of such Portfolio (as defined under "Investment Restrictions") or by a majority of the Trustees of the Fund; and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the advisory agreement or "interested persons" (as such term is defined in the 1940
Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time with respect to any Portfolio without penalty by the Trustees of the Fund or by vote of a majority of the outstanding units of the Portfolio (as defined under "Investment Restrictions") on 60 days' written notice to GSAM or by GSAM on 60 days' written notice to the Fund.

Expenses borne by the Money Market and the Bond Portfolios include, subject to the limitations described in the Prospectus, the fees payable to GSAM and Callahan Credit Union Financial Services Limited Partnership, the fees and expenses of the Fund's custodian, filing fees for the registration or qualification of Portfolio units under federal and state securities laws, expenses of the organization of the Portfolios, the fees of any trade association of which the Fund is a member, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or laws arising out of any liability of or claim for damages or other relief asserted against the Fund for violation of any law, legal, auditing and tax services fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Portfolios' unitholders and regulatory authorities and compensation and expenses of the Trustees.

For the fiscal years ended August 31, 1999, August 31, 1998 and August 31, 1997, the advisory fees paid by each Portfolio were as follows:

                                                    1999                 1998                1997
                                                    ----                 ----                ----
Money Market Portfolio                       $ 1,058,821+         $   477,585+        $   439,853+
Government Securities Portfolio              $ 1,399,604          $ 1,181,065         $ 1,082,182
Mortgage Securities Portfolio                $   940,072          $   779,686         $   668,959

     ------------------

     + Waived additional advisory fees in the amount of $1,377,811, $866,377 and $356,960, respectively, for such periods. Without waivers, the Money Market Portfolio would have paid advisory fees of $2,436,632, $1,343,962 and $796,813, respectively, for such periods. In addition, the expenses of the Money Market Portfolio were reduced or otherwise limited in the amounts of $0, $0 and $33,469, respectively, by the Investment Adviser for such periods.

Distributors

Callahan Financial Services, Inc. ("CFS"), 1001 Connecticut Avenue, N.W., Suite 10001, Washington, DC 20036-5504, a Delaware corporation, and Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, serve as the distributors of the Fund. CFS, a registered broker-dealer under the Securities Exchange Act of 1934, is an affiliate of Callahan & Associates, Inc., a corporation organized under the laws of the District of Columbia, founded in 1985.

CFS and Goldman Sachs have entered into distribution agreements with the Fund to sell units of the Portfolios upon the terms and at the current offering price described in the Prospectus. Units of the Fund are offered and sold on a continuous basis by the distributors, acting as agent. CFS and Goldman Sachs are not obligated to sell any certain number of units of the Portfolios. From time to time the distributors may purchase or sell units of the Fund for their own account.

Transfer Agent

Under its transfer agency agreement, Goldman Sachs serves as transfer agent and dividend disbursing agent for the Fund. Goldman Sachs has undertaken to the Fund to (a) process and provide confirmations for purchase and redemption transactions; (b) answer customer inquiries regarding the current yield of, and certain other matters (e.g., account status information) pertaining to, the Fund; (c) establish and maintain separate accounts with respect to each unitholder; (d) provide periodic statements showing account balances; and (e) provide for dividends or distributions to unitholders.

As compensation for the services rendered to the Fund as transfer agent, Goldman Sachs is entitled to a fee of $18 per year for each unitholder account plus reimbursement for certain expenses.

For the last three fiscal years, the transfer agency fees accrued by each Portfolio were as follows:

                                       1999      1998     1997
                                       ----      ----     ----
Money Market Portfolio                $   *         *        *
Government Securities Portfolio       $ 4,667   $ 4,971  $ 4,032
Mortgage Securities Portfolio         $ 1,612   $ 1,641  $ 1,263

*  The transfer agent received no fees for the periods indicated above.

Administrator

As stated in the Prospectus, Callahan Credit Union Financial Services Limited Partnership ("CUFSLP") acts as administrator for the Fund. In carrying out its duties, CUFSLP has undertaken to (a) review the preparation of reports and proxy statements to unitholders, the periodic updating of the Prospectus, this Additional Statement and the Registration Statement and the preparation of all other reports filed with the SEC; (b) periodically review the services performed by the Investment Adviser, the custodian, the distributors and the transfer agent, and make such reports and recommendations to the Trustees of the Fund concerning the performance of such services as the Trustees reasonably request or as CUFSLP deems appropriate; (c) negotiate changes to the terms and provisions of the Fund's advisory agreement, the custodian agreement, the transfer agency agreement and the distribution agreement with Goldman Sachs, to the extent requested by the Trustees of the Fund; and (d) provide the Fund with personnel to perform such executive, administrative and clerical services as may be reasonably requested by the Trustees of the Fund.

In addition, CUFSLP has undertaken to (a) provide facilities, equipment and personnel to serve the needs of investors, including communications systems and personnel to handle unitholder inquiries; (b) develop and monitor investor programs for credit unions; (c) provide assistance in connection with the processing of unit purchase and redemption orders as reasonably requested by the transfer agent or the Fund; (d) inform GSAM in connection with the portfolio management of the Fund as to anticipated purchases and redemptions by unitholders and new investors; (e) provide information and assistance in connection with the registration of the Fund's units in accordance with state securities requirements; (f) make available and distribute information concerning the Fund to unitholders as requested by the Fund; (g) handle unitholder problems and calls relating to administrative matters; (h) provide advice and assistance concerning the regulatory requirements applicable to credit unions that invest in the Fund; (i) provide assistance in connection with the preparation of the Fund's periodic financial statements and annual audit as reasonably requested by the Fund or the Fund's independent accountants; (j) furnish stationery and office supplies; and (k) generally assist in the Fund's operations.

For the last three fiscal years, the administration fees earned by CUFSLP were as follows:

                                        1999         1998        1997
                                        ----         ----        ----
Money Market Portfolio                $304,885*    $159,195*   $190,866*
Government Securities Portfolio       $699,802     $590,533    $541,091
Mortgage Securities Portfolio         $235,018     $194,922    $167,240

--------------

* Waived additional administration fees in the amount of $1,219,536, $636,779, and $240,343, respectively.

The administration agreement will remain in effect until March 31, 2000, and will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees; and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the administration agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The administration agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by a vote of a majority of the Disinterested Trustees or by vote of the majority of the outstanding units of the Portfolio (as defined under "Investment Restrictions") on 60 days' written notice to CUFSLP or by CUFSLP on 60 days' written notice to the Fund. The administration agreement provides that it may be amended by the mutual consent of the Fund and CUFSLP, but the consent of the Fund must be approved by vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such amendment. The administration agreement will terminate automatically if assigned (as defined in the 1940 Act).

The administration agreement provides that CUFSLP will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the agreement. The agreement provides further that the Fund will indemnify CUFSLP against certain liabilities, including liabilities under the federal and state securities laws or, in lieu thereof, contribute to payment for resulting losses.

The forty credit unions listed below are the limited partners of CUFSLP, which created Trust for Credit Unions in conjunction with Goldman Sachs. As of June 30, 1999, these credit unions had total assets of $32.1 billion from 23 different states.

J. David Osborn, President
Larry Hoffman, Chief Financial Officer
Anheuser-Busch Employees Credit Union

Larry Morgan, President
APCO Employees Credit Union

Douglas Ferraro, President
Steven Davis, Chief Financial Officer
Bellco First Federal Credit Union

Gary Oakland, President
T. Brad Canfield, Senior Vice President
Boeing Employees Credit Union

Eldon Arnold, Chief Executive Officer
Sandy Andrews, Sr. Vice President
Citizens Equity Federal Credit Union

Dean Nelson, President
Bryan Bennett, Executive Vice President
City-County Federal Credit Union

Larry T. Wilson, Chief Executive Officer
Ralph Reardon, Chief Financial Officer
Coastal Federal Credit Union

Ron Unger, President
Tom Budd, Vice President, Chief Financial Officer
Dearborn Federal Credit Union

Donald Hersman, President
Kendrick Smith, Vice President
Eastern Financial Credit Union

Thomas E. Sargent, President
Michael Osborne, Chief Financial Officer
First Technology Credit Union

Wendell Sebastian, President
Brian Crawford, Executive Vice President
GTE Federal Credit Union

Stan Hollen, Chief Executive Officer
The Golden 1 Credit Union

Charles Cockburn, Chief Executive Officer
Betty Moran, Senior Vice President
Hudson Valley Federal Credit Union

Paul Horgen, President
Bobbi Olson, Chief Financial Officer
IBM Mid America Employees Federal Credit Union

John Wohaldo, Vice President of Operations
Inland Employees Federal Credit Union

Jean Yokum, President
Greg Manweiler, Vice President Finance
Langley Federal Credit Union

Frank Berrish, President
LICU Corporate Federal Credit Union

Dennis Pierce, President
Dennis Mann, Senior Vice President
Community America Credit Union

Joseph Bressi, President
Judy Robinson, Chief Financial Officer
Montgomery County Teachers Federal Credit Union

Douglas M. Allman, President
Rhonda Bazey, Vice President-Finance
NASA Federal Credit Union

Lindsay Alexander, President
Tim Duvall, Vice President
NIH Federal Credit Union

Brad Beal, President
Paul Parrish, Sr. Vice President
Nevada Federal Credit Union

Joseph S. Coey, President
Sandra Chavez, Chief Financial Officer
New Mexico Educators Federal Credit Union

Michael J. Maslak, President
Kim Reedy, Chief Financial Officer
North Island Federal Credit Union

Rudy Hanley, President
Paul Sundermann,  Senior Vice President
Orange County Teachers Federal Credit Union

Edgar F. Callahan, Chief Executive Officer
Andrew Hunter, President
Patelco Credit Union

John LaRosa, Chief Operating Officer
Police & Fire Federal Credit Union

Ludelle Morrow, President
Jim Miller, Chief Financial Officer
Provident Central Credit Union

Jeffrey Farver, President
Jim Girardeau, Executive Vice President
San Antonio Federal Credit Union

Doug Samuels, President
Tom Baldwin, Chief Financial Officer
Space Coast Credit Union

Stephan Winninger, President
Brian McVeigh, Chief Financial Officer
State Employees Credit Union of Michigan

Richard Krauland, President
Scott Winwood, Chief Financial Officer
Steel Works Community Federal Credit Union

Richard Rice, Chief Executive Officer
Amy Sink, Chief Financial Officer
Teachers Credit Union

Betty Hobbs, President
Tennessee Teachers Credit Union

Robert Siravo, Chief Executive Officer
Peggy Anderson, Vice President-Finance
Travis Federal Credit Union

Gregory Blount, President
Ralph Cheplak, Chief Financial Officer
Tropical Federal Credit Union

Philip L. Hart, President
Jack Carlow, Vice President-Finance
Tulsa Federal Employees Credit Union

Leonard Greene, President
Perry Eastman, Chief Financial Officer
Unified Federal Credit Union

E. Burton Eubanks, President
Tony Budet, Senior Vice President
University Federal Credit Union

Frank Berrish, President
Visions Federal Credit Union

Custodian

State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Fund's portfolio securities and cash. State Street also maintains the Fund's accounting records. The Northern Trust Company ("Northern") has been retained by State Street to serve as its agent in connection with certain wire receipts and transfers of funds.

Auditors

PricewaterhouseCoopers LLP, independent public accountants, 160 Federal Street, Boston, MA 02110, have been selected as auditors of the Fund. In addition to audit services, PricewaterhouseCoopers LLP prepares the Fund's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters. The financial statements of the Money Market Portfolio and the Bond Portfolios, which are incorporated by reference into this Additional Statement (under "Financial Statements") from the Fund's annual report to unitholders for the fiscal year ended August 31, 1999 (the "Annual Report"), and the data set forth under "Financial Highlights" in the Prospectus have been audited by Arthur Andersen LLP, the Fund's former auditors, as indicated in their report with respect thereto, which is incorporated by reference in reliance upon the authority of said firm as experts in giving said report.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

In connection with portfolio transactions for the Fund, which are generally done at a net price without a broker's commission (i.e., a dealer is dealing with the Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security), the Fund's advisory agreement provides that GSAM shall attempt to obtain the best net price and the most favorable execution. On occasions when GSAM deems the purchase or sale of a security to be in the best interests of a Portfolio as well as its other customers (including any other Portfolio or other investment company or advisory account for which GSAM acts as investment adviser), the advisory agreement provides that GSAM, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by GSAM in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Portfolio and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for such Portfolio. To the extent that the execution and price offered by more than one dealer are believed to be comparable, the advisory agreement permits GSAM, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Fund with brokerage or research services.

During the fiscal year ended August 31, 1999, the Portfolios acquired and sold securities issued by: Nationsbanc Montgomery Securities, ABN AMRO Securities, Salomon Smith Barney Holdings, Inc., Donaldson Lufkin Jenrette, Inc., Bear Stearns Companies, Inc., Morgan Stanley Dean Witter & Co., Deutsche Bank Securities, Lehman Brothers, Inc., Credit Suisse First Boston

Corporation, and Swiss Bank. At August 31, 1999, the Money Market Portfolio held the following amount of securities of its regular brokers/dealers as defined in Rule 10b-1 under the 1940 Act, or their parents ($ in thousands): Morgan Stanley Dean Witter & Co. - $34,989. The Mortgage Securities Portfolio held the following: Salomon Smith Barney Holdings, Inc. - $4,597 and Bear Stearns Companies, Inc. - $1,005.

Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs

The involvement of Goldman Sachs and its advisory affiliates in the management of, or interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Portfolios or impede their investment activities.

Goldman Sachs and its advisory affiliates have proprietary interests in, and manage or advise, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Portfolios and/or engage in transactions in the same types of securities and instruments as the Portfolios. Goldman Sachs and its affiliates are major participants in the fixed-income markets, in each case on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities and instruments in which the Portfolios invest. Such activities could affect the prices and availability of the securities and instruments in which the Portfolios will invest, which could have an adverse impact on each Portfolio's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in GSAM and its advisory affiliates' asset management activities, will be executed independently of the Portfolios' transactions and thus at prices or rates that may be more or less favorable. When GSAM and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Portfolios.

From time to time, a Portfolio's activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when GSAM will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which GSAM and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of the Portfolios, GSAM may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. GSAM will not be under any obligation, however, to effect transactions on behalf of the Portfolios in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios and it is not anticipated that GSAM will have access to such information for the purpose of managing the Portfolios.

The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by GSAM in managing the Portfolios.

The results of each Portfolio's investment activities may differ significantly from the results achieved by Goldman Sachs and its affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Portfolios. Moreover, it is possible that the Portfolios will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

An investment policy committee which may include managing directors of Goldman Sachs and its affiliates may develop general policies regarding Portfolio activities, but will not be involved in the day-to-day management of the Portfolios. In such instances, those individuals may, as a result, obtain information regarding the Portfolios' proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Portfolios invest.

In addition, certain principals and certain of the employees of GSAM are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Portfolios should be aware.

GSAM may enter into transactions and invest in instruments on behalf of a Portfolio in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Portfolios, and such party may have no incentive to assure that the Portfolios obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which the Portfolios invest or which may be based on the performance of a Portfolio. The Portfolios may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter into transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Portfolios. At times, these activities may cause departments of the firm to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolios. To the extent affiliated transactions are permitted, the Portfolios will deal with Goldman Sachs and its affiliates on an arm's-length basis.

Each Portfolio will be required to establish business relationships with its counterparties based on the Portfolio's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Portfolio's establishment of its business relationships, nor is it expected that a Portfolio's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

It is possible that a Portfolio's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Portfolios' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, GSAM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolios.

                            AMORTIZED COST VALUATION

As stated in the Prospectus, the Money Market Portfolio seeks to maintain a net asset value of $1.00 per unit and, in this regard, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method values a security at its cost on the date of acquisition and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications of market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity, and existing investors would receive less (more) investment income and ownership interest. In this manner, the amortized cost method may result in dilution of unitholder interests. Similar effects arise out of the rounding of the Portfolio's net asset value per unit to the nearest one-cent. However, the Fund expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

Under Rule 2a-7, the Trustees, in supervising the Fund's operations and delegating special responsibilities involving portfolio management to GSAM, are obligated, as a particular responsibility within the overall duty of care owed to the unitholders, to establish procedures reasonably designed, taking into account current market conditions and the Money Market Portfolio's investment objective, to stabilize the net asset value of such Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per unit. The Trustees' procedures include periodically monitoring the difference (the "Market Value Difference") between the amortized cost value per unit and the net asset value per unit based upon available indications of market value, considering whether steps should be taken in the event such Market Value Difference exceeds 1/2 of 1%, and the taking of such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending unitholder income accruals, redeeming units in kind, canceling units without monetary consideration, or utilizing a net asset value per unit based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing unitholders which might arise from Market Value Differences. Available indications of market value used by the Fund consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments; and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments.

Rule 2a-7 requires that the Money Market Portfolio limit its investments to those which GSAM, under guidelines established by the Fund's Board of Trustees, determines to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also calls for the Money Market Portfolio to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value per unit and precludes the purchase of any instrument deemed under such Rule to have a remaining maturity of more than 397 days.

Generally, the maturity of an instrument held by the Money Market Portfolio shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features that satisfy certain regulatory requirements may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a floating rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to one day; (c) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a variable rate of interest, the principal amount of which is scheduled to be paid in more than thirteen months, that is subject to a demand feature, may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (e) an instrument with a floating rate of interest, the principal of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity of one day; (f) an instrument with a floating rate of interest the principal amount of which is scheduled to be paid in more than thirteen months, that is subject to a demand feature, may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; (g) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities; and (h) investment in another money market fund may be treated as having a maturity equal to the period of time within which the acquired money market fund is required to make payment upon redemption, unless the acquired money market fund has agreed in writing to provide redemption proceeds within a shorter time period, in which case the maturity of such investment may be deemed to be the shorter period.

                   OTHER INFORMATION REGARDING NET ASSET VALUE

As used in the Prospectus and this Additional Statement, for purposes of processing purchase, redemption and exchange orders, the term "business day" refers to those days the New York Stock Exchange is open which are Monday through Friday except for holidays (in the case of the Money Market Portfolio, holidays include days on which Chicago, Boston or New York Banks are closed for local holidays). For the year 2000, such holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (Money Market Portfolio only), Veterans' Day (Money Market Portfolio only), Thanksgiving and Christmas Day. On those days when one of such organizations closes early, Goldman Sachs reserves the right to advance the time on that day by which purchase and redemption requests must be received to become effective, provided that the current net asset value of each unit shall be computed at least once on such days.

The proceeds received by each Portfolio from the issue or sale of its units, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Fund. Expenses of the Fund with respect to the Portfolios are generally allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

                              DESCRIPTION OF UNITS

The Declaration of Trust provides that each unitholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration of Trust and to have become a party thereto. As mentioned in the Introduction, the Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series representing interests in different investment portfolios. The Trustees have the right to establish investment portfolios in addition to those heretofore established. Under the terms of the Declaration of Trust, each unit of each series has a par value of $.001, represents an equal proportionate interest in a particular investment portfolio with each other unit and is entitled to such dividends out of the income belonging to such investment portfolio as are declared by the Trustees. Upon liquidation of an investment portfolio, unitholders thereof are entitled to share pro rata in the net assets belonging to that investment portfolio available for distribution. Units are freely transferable and do not have preemptive or conversion rights. Units, when issued as described in the Prospectus, are fully paid and non-assessable, except as expressly set forth below. In the interest of economy, certificates representing Fund units are not issued.

As a general matter, the Fund does not hold annual or other meetings of unitholders. This is because the Declaration of Trust provides for unitholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of unitholders, if any, called for the purpose of considering the election or reelection of such Trustee or a successor to such Trustee, and until the election and qualification of his or her successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the unitholders or two-thirds of the Trustees.

Any Trustee may be removed by the unitholders with or without cause at any time by vote of those unitholders holding not less than two-thirds of the units then outstanding, cast in person or by proxy at any meeting called for that purpose. The Trustees shall promptly call a meeting of unitholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the holders of record of not less than 10% of the outstanding units.

Whenever ten or more unitholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either units having a net asset value of at least $25,000 or at least 1% of the outstanding units, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other unitholders with a view to obtaining signatures to a request for a unitholder meeting and include with such application a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all unitholders as recorded on the books of the Fund or investment portfolio involved; or (2) inform such applicants as to the approximate number of unitholders of record, and the approximate cost of mailing to them the proposed form of communication and request and, upon receipt of the material and the expenses of mailing, shall promptly mail such materials to all unitholders unless a majority of the Trustees believe that, in their opinion, such material either contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law. The Trustees shall thereafter comply with any order entered by the SEC and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

In addition to Trustee election or removal as described in the Prospectus and as further described herein, the Declaration of Trust provides for unitholder voting only (a) with respect to any contract as to which unitholder approval is required by the 1940 Act; (b) with respect to any termination or reorganization of the Fund or any Portfolio to the extent and as provided in the Declaration of Trust; (c) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new investment portfolios, abolishing investment portfolios, changing the name of the Fund or the name of any investment portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code and applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the units entitled to vote; (d) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the unitholders; and (e) with respect to such additional matters relating to the Fund as may be required by the

1940 Act, the Declaration of Trust, the By-Laws of the Fund, any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable.

Under Massachusetts law, there is a possibility that unitholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of unitholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trustees or any officer. The Declaration of Trust provides for indemnification out of Fund property of any unitholder charged or held personally liable for the obligations or liabilities of the Fund solely by reason of being or having been a unitholder of the Fund and not because of such unitholder's acts or omissions or for some other reason. The Declaration of Trust also provides that the Fund shall, upon proper and timely request, assume the defense of any charge made against any unitholder as such for any obligation or liability of the Fund and satisfy any judgment thereon. Thus, the risk of a unitholder incurring financial loss on account of unitholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Each unit of a Portfolio is entitled to one vote on all matters voted upon by the unitholders of such Portfolio, with fractional units being entitled to proportionate fractional votes. Units do not have cumulative voting rights.
The Declaration of Trust provides that on any matter submitted to a vote of the unitholders, all units entitled to vote, irrespective of investment portfolio, shall be voted in the aggregate and not by investment portfolio except that (a) as to any matter with respect to which a separate vote of any investment portfolio is required by the 1940 Act or would be required under the Massachusetts Business Corporation Law if the Fund were a Massachusetts business corporation, such requirements as to a separate vote by the investment portfolio shall apply in lieu of the aggregate voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more investment portfolios, then subject to (c) below, the units of all other investment portfolios shall vote as a single investment portfolio; and
(c) as to any matter which does not affect the interest of a particular investment portfolio, only unitholders of the affected investment portfolio shall be entitled to vote thereon.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding units of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding units of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by unitholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

As of October 31, 1999 the outstanding units of the Money Market Portfolio, the Government Securities Portfolio and the Mortgage Securities Portfolio were 939,009,142.02, 66,233,467.727 and 52,567,441.169, respectively. To the Fund's knowledge, as of such date, the only entities which may have owned 5% or more of the outstanding units of the Money Market Portfolio were: Citizens Equity Federal Credit Union, P.O. Box 1715, Peoria, IL 61656-1715 (7%), Orange County Teachers Federal Credit Union, P.O. Box 11547, Santa Ana, CA 92711-1547 (5%), and APCO Employees Credit Union, 1608 7th Avenue, Birmingham, AL 35203-1987 (5%). To the Fund's knowledge, as of the same date, the only entities which may have owned 5% or more of the outstanding units of the Government Securities Portfolio were: First Technology Federal Credit Union, P.O. Box 2100,
Beaverton, OR 97075-2100 (9%), GTE Federal Credit Union, PO Box 10550, Tampa,
FL 33679-0550 (6%), Patelco Credit Union, 156 2nd Street, San Francisco, CA 94105-3724 (11%), and Boeing Employee Credit Union, 12770 Gateway Drive, Tukwila, WA 98168-3309 (6%). To the Fund's knowledge, as of the same date, the only entities which may have owned 5% or more of the outstanding units of the Mortgage Securities Portfolio were: First Technology Federal Credit Union,
P.O. Box 2100, Beaverton, OR 97075-2100 (11%), Patelco Credit Union, 156 2nd Street, San Francisco, CA 94105-3724 (15%), APCO Employees Credit Union, 1608 7th Avenue, Birmingham, AL 35203-1987 (9%), and Provident Central Credit Union, 303 Twin Dolphin Drive, Redwood City, CA 94065-1497 (5%).


                                    INCOME

Substantially all of the net investment income of the Money Market Portfolio will be declared as a dividend on each day. The Bond Portfolios each intend to declare a daily dividend (payable monthly) determined with the objective of distributing the majority of their net investment income while enhancing the stability of principal. Over the course of the fiscal year, dividends accrued and paid will constitute substantially all of the Portfolios' net investment income. The amount of the dividend will reflect changes in interest rates (i.e., as interest rates increase, dividends will generally increase and as interest rates decline, dividends will generally be reduced). Because the Bond Portfolios invest in mortgage-related securities that are subject to prepayments, the Trust cannot predict precisely the amount of principal and interest that a Portfolio will receive. Therefore, at times, a Portfolio may distribute amounts above current income levels, which will constitute a return of capital.

Net investment income of the Money Market Portfolio (from the time of the immediately preceding determination thereof) consists of (i) interest accrued or discount accreted (including both original issue and market discount) on the assets of such Portfolio and any general income of the Fund allocated to such Portfolio less (ii) the amortization of market premium and the estimated expenses of such Portfolio.

Net investment income of the Bond Portfolios consists of (i) interest accrued, discount accreted on certain Portfolio securities and any general income of the Fund allocated to such Portfolio less (ii) the sum of (a) premiums amortized on certain Portfolio securities and (b) the estimated expenses of such Portfolio.

The net investment income of the Portfolios is determined by State Street on a daily basis. On days on which net asset value is calculated, this determination is made immediately prior to the calculation of the Portfolios' net asset value.

Payment of dividends with respect to net investment income will be paid on the last calendar day of each month in additional units of the applicable Portfolio at the net asset value on such day, unless cash distributions are elected, in which case payment will be made by Federal Reserve wire on the first business day of the succeeding month.


                 ADJUSTABLE AND FIXED RATE MORTGAGE LOANS AND
                          MORTGAGE-RELATED SECURITIES

The Nature of Adjustable and Fixed Rate Mortgage Loans

The following is a general description of the adjustable and fixed rate mortgage loans which may be expected to underlie the mortgage-related securities in which the Bond Portfolios may invest. The actual mortgage loans underlying any particular issue of mortgage-related securities may differ materially from those described below.

Adjustable Rate Mortgage Loans ("ARMs"). The Bond Portfolios may invest in ARMs. ARMs included in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate").
The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments that are more or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is insufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to accumulate equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increase, but may result in increased credit exposure and prepayment risks for lenders.

ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of mortgage-related securities that are structured as pass through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Portfolio. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Portfolio's investment in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

There are a number of indices that provide the basis for rate adjustments on ARMs. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the Three-Month Treasury Bill rate, the 180-Day Treasury Bill rate, rates of longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the One-Month, Three-Month, Six-Month or One-Year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Portfolios will be influenced by the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed Rate Mortgage Loans. The Bond Portfolios may invest in fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool (the "Fixed Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to amortize fully principal by maturity, although certain Fixed Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the ARMs and Fixed Rate Mortgage Loans expected to underlie the mortgage-related securities in which the Bond Portfolios may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Portfolios' investments in both privately-issued mortgage-related securities (in the case of the Mortgage Securities Portfolio) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored enterprises ("U.S. Government Securities") by delaying the receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

     1. Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the mortgage loan.

          Further, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

     2. Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

     3. Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure any default on a mortgage loan, including payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgage property and alter the mortgage loan repayment schedule and grant priority to certain liens over the lien of the mortgage loan.
          If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss in respect thereof will be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

     4. "Due-on-Sale" Provisions. Fixed rate mortgage loans may contain a so-called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property.
          Applicable law may, however, limit the
          exercise of a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due- on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

     5. Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

Mortgage-Related Securities

Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

The investment characteristics of adjustable and fixed rate mortgage-related securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal of mortgage-related securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. In general, if a Portfolio purchases mortgage-related securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Portfolio purchases mortgage-related securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is, however, the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Portfolio are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Portfolio was earning on the mortgage-related securities that were prepaid. Due to these factors, mortgage-related securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because the Portfolios' investments are interest-rate sensitive, each Portfolio's performance will depend in part upon the ability of the Portfolio to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Portfolio, while attempting to minimize the associated risks to its investment capital.

Prepayments may have a disproportionate effect on certain mortgage-related securities and other multiple class pass-through securities, which are discussed below.

The rate of interest on mortgage-related securities is normally lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as the Government National Mortgage Association ("GNMA"), and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-related securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-related securities and this delay reduces the effective yield to the holder of such securities.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit ("REMIC"), which is subject to special federal income tax rules. A description of the types of mortgage-related securities in which the Portfolios may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible for the Portfolios.

1.   Private Mortgage Pass-Through Securities

General Characteristics. The Mortgage Securities Portfolio may invest in privately issued mortgage pass-through securities ("Mortgage Pass-Throughs") which represent participation interests in pools of private mortgage loans conveyed to the issuing trust and generally serviced for the trust by the originator. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level. Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

Each mortgage pool underlying Mortgage Pass-Throughs will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on the mortgaged properties (the "Mortgaged Properties"). The Mortgaged Properties will consist of residential properties upon which are located detached individual dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, rowhouses, manufactured homes, individual units in planned unit developments and other attached dwelling units, vacation homes, second homes, residential investment properties, multi-family units or
properties with mixed residential and commercial uses.   A trust fund with
respect to which a REMIC election has been made may include regular interests in other REMICs that in turn will ultimately evidence interests in mortgage loans.

The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation generally constitutes the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index. Subclasses of certificates as to which a REMIC election has been made may have the features and structures described below under the caption "Multiple Class Pass-Through Securities and Collateralized Mortgage Obligations."

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the Mortgage Interest Rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable Mortgage Interest Rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

Ratings. The ratings assigned by an NRSRO to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate holders under the agreements pursuant to which such certificates are issued. A rating agency's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating agency's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating agency to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and that, as a result of such recharacterization, payments on such certificates may be affected.

Types of Credit Support. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying mortgages. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the mortgages in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

In addition, one or more classes of certificates of Mortgage Pass-Throughs may be subordinate certificates which provide that the rights of the subordinate certificate holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal prepayments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificate is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificate holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature, and any Reserve Fund, is intended to enhance the likelihood of timely receipt by senior certificate holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate holders in proportion to their respective outstanding interests in the mortgage pool.

As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate holders, but normally only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

2.   Government Mortgage-Related Securities

As stated in the Prospectus, certain mortgage-related securities acquired by the Portfolios will be issued or guaranteed by the U.S. Government or one of its agencies, instrumentalities or sponsored enterprises including but not limited to GNMA, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") ("Government Mortgage-Related Securities"). Each Portfolio may invest in Government Mortgage-Related Securities. GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, because of their ability to borrow from the U.S. Treasury, they are generally viewed by the market as high quality securities with minimal credit risks. There are several types of guaranteed mortgage-related securities currently available, including guaranteed mortgage pass-through certificates and multiple-class securities, which include guaranteed REMIC pass-through certificates. The Portfolios will be permitted to invest in other types of Government Mortgage-Related Securities that may be available in the future to the extent such investment is consistent with their respective investment policies and objectives. Under certain interest rate and prepayment scenarios a Portfolio may fail to recoup fully its investment in Government Mortgage-Related Securities.

GNMA Certificates. GNMA is a wholly owned corporate instrumentality of the United States. GNMA issues mortgage-backed certificates, which are mortgage-backed securities of the modified pass-through type where both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate whether or not they are paid by the underlying mortgagor. GNMA is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other
eligible mortgage loans.   In order to meet its obligations under any guaranty,
GNMA is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on GNMA certificates.

FNMA Certificates. FNMA is a stockholder-owned corporation chartered under an act of the United States Congress. Each FNMA certificate is issued and guaranteed by and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by FNMA. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by FNMA or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by FNMA.

FNMA has certain contractual responsibilities. With respect to each Pool, FNMA is obligated to distribute scheduled monthly installments of principal and interest after FNMA's servicing and guaranty fee, whether or not received, to certificate holders. FNMA is also obligated to distribute to holders of certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of FNMA under its guaranty of the FNMA certificates are obligations solely of FNMA.

FHLMC Certificates. FHLMC is a corporate instrumentality of the United States. The principal activity of FHLMC currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily FHLMC certificates. A FHLMC certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "FHLMC Certificate Group") purchased by FHLMC.

FHLMC guarantees to each registered holder of a FHLMC certificate the timely payment of interest at the rate provided for by such certificate (whether or not received on the underlying loans). FHLMC also guarantees to each registered certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of FHLMC under its guaranty of FHLMC certificates are obligations solely of FHLMC.

The mortgage loans underlying the FHLMC certificates will consist of adjustable rate or fixed rate mortgage loans with original terms of maturity of between ten and thirty years. Substantially all of these mortgage loans are secured by first liens on one to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating FHLMC. A FHLMC Certificate Group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate Group.

3.   Multiple Class Pass-Through Securities and Collateralized Mortgage
     Obligations

The Bond Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, "CMOs"). These multiple class securities may be issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC or, in the case of the Mortgage Securities Portfolio, by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as "regular" interests or "residual" interests. The Portfolios may not purchase residual interests.

Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until all other certificates having an earlier final scheduled distribution date have been retired and such Z-Bonds are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of a CMO (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the CMOs. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

FNMA CMOs are issued and guaranteed as to timely distribution of principal and interest by FNMA. That is to say, FNMA will be obligated to distribute on a timely basis to holders of FNMA CMO certificates required installments of principal and interest and to distribute the principal balance of each class of CMO in full, whether or not sufficient funds are otherwise available.

For FHLMC CMOs, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. FHLMC also guarantees timely payment of principal on certain PCs, referred to as "Gold PCs."

                    OTHER INVESTMENT PRACTICES AND SECURITIES

U. S. Government Securities

The Portfolios may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (b) the discretionary authority of the U.S. government to purchase certain obligations of the issuer (such as securities of FNMA and FHLMC) or (c) only the credit of the issuer (such as securities of the Financing Corporation).

U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

U.S. Government Securities include securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

Custodial Receipts

The Portfolios may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.

Lending of Portfolio Securities

The Bond Portfolios may seek to increase their income by lending portfolio securities to institutions, such as banks and broker-dealers. These loans will be continuously and fully collateralized (with a perfected first priority) by cash, cash equivalents or U.S. Government Securities in an amount at least equal to the market value of the securities loaned. Each Bond Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days' notice. A Bond Portfolio may lend its securities only pursuant to a written loan and security agreement with the borrower and must receive written confirmation of any loan. Any investments purchased with the cash (as well as other cash received in connection with the loan) must be permissible for federally-chartered credit unions and must mature no later than the maturity of the transaction. For the duration of a loan, each Bond Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. Each Bond Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but each Bond

Portfolio will call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by GSAM to be of good standing, and when, in its judgment, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If GSAM determines to make securities loans, it is expected that during the current fiscal year such loans will not exceed 5% of a Bond Portfolio's net assets.

Bank Obligations

The Portfolios may invest in U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the Federal Credit Union Act and the rules and regulations thereunder. Bank obligations may include certificates of deposit, bankers' acceptances, bank notes, deposit notes, and other obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Obligations of foreign branches of U.S. banks include fixed time deposits. Generally, fixed time deposits are not payable until maturity but may permit early withdrawal subject to penalties, which vary depending upon market conditions and the remaining maturity of the obligations.

The activities of U.S. and most foreign banks are subject to comprehensive regulations, which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. baking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign branches of U.S. banks involve investment risks in addition to those of domestic obligations of domestic issuers, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations or that deposits may be seized or nationalized.

Inverse Floating Rate Securities

The Bond Portfolios may, to the extent permitted by the National Credit Union Administration ("NCUA"), invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System ("Fed Member Banks"). Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Portfolio's acquisition of the securities and normally would be within a shorter period of time. The Portfolios generally intend to enter into repurchase agreements that terminate within seven days' notice by a Portfolio. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Portfolio's money will be invested in the securities, and will not be related to the coupon rate of the purchased securities. During the term of the repurchase agreement, GSAM will require the seller to maintain the value of the securities subject to the agreement in an amount that equals or exceeds the repurchase price. In the event the seller of the repurchase agreement enters a bankruptcy or other insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying securities as agreed upon, the Portfolio could, however, experience losses that include (a) possible decline in the value of the underlying securities during the period while the Portfolio seeks to enforce its rights thereto and possible delay in enforcement of those rights;
(b) possible loss of all or a part of the income or proceeds of the repurchase;
(c) additional expenses to the Portfolio for enforcing those rights; and (d) possible delay in the disposition of the underlying securities pending court action or possible loss of rights in such securities. The percentage of each Portfolio's assets invested in repurchase agreements may vary from time to time depending upon GSAM's evaluation of market trends and other conditions.

Other Investment Companies

The Mortgage Securities Portfolio may invest in securities of other investment companies subject to the limitations prescribed by the Act. These limitations include a prohibition on the Portfolio acquiring more than 3% of the voting securities of any other investment company, and a prohibition on investing more than 5% of the Portfolio's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.
Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the Mortgage Securities Portfolio and will be subject to substantially the same risks. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Portfolio may invest include money market funds which the Investment Adviser, Goldman Sachs or any of their affiliates serves as investment adviser, administrator or distributor.

Zero Coupon Bonds

The Portfolios may purchase zero coupon bonds as described in the Prospectus that are issued at a discount to their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but some also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that provide for regular payments of interest. Each Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to unitholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

When-Issued and Forward Commitment Transactions

Each Portfolio may purchase or sell portfolio securities in when-issued or forward commitment transactions provided settlement is regular-way. (Regular-way settlement means delivery of a security from a seller to a buyer within the time frame that the securities industry has established for that type of security.) In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to a Portfolio at the time of entering into the transactions. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or forward commitment transaction was entered into. When the Fund engages in when-issued and forward commitment transactions, the Fund relies on the seller or buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. In such transactions, the payment obligation and the interest rate are fixed on the trade date, although no interest accrues to the purchaser prior to the settlement date. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued or forward commitment basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that a Portfolio remains substantially fully invested at the same time that it has entered into such transactions, which it would normally expect to do, there will be greater fluctuations in the market value of its net assets than if such Portfolio set aside cash to satisfy its purchase commitment. However, the Portfolio will segregate liquid assets at least equal in value to commitments for when-issued or forward commitment securities.

Mortgage Dollar Rolls

The Bond Portfolios may enter into mortgage dollar rolls in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date. Delivery for all purchases and sales of securities will be by regular-way settlement. During the roll period, a

Bond Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Bond Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Bond Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for a Bond Portfolio. Such Bond Portfolio will segregate until the settlement date cash, U.S. Government Securities or other liquid assets in an amount equal to the forward purchase price.

Mortgage dollars rolls involve the following risks: if the broker-dealer to whom a Portfolio sells the security becomes insolvent, the Bond Portfolio's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Bond Portfolio is required to repurchase may be worth less than an instrument which the Bond Portfolio originally held. Successful use of mortgage dollar rolls may depend upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Portfolio Turnover

A Portfolio may sell an instrument soon after its acquisition if GSAM believes that such disposition is consistent with attaining the investment objectives of the Portfolio. Instruments held by a Portfolio may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such instruments.

Portfolio turnover rate is computed by dividing the lesser of the amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year, and includes purchase and sale transactions entered into in connection with mortgage dollar rolls. A 100% turnover rate would occur, for example, if all of the securities held in such Portfolio were sold and replaced within one year. The rate at which Portfolio transactions occur will depend upon GSAM's perception of how market conditions will affect such Portfolio. GSAM will not consider portfolio turnover a limiting factor in making investment decisions for a Portfolio consistent with such Portfolio's investment objective and such Portfolio's investment management policies. A higher degree of portfolio turnover results in increased transaction costs to such Portfolio in the form of dealer spreads. Because of the exclusion of short-term securities from the calculation of portfolio turnover rates, the portfolio turnover rate for the Money Market Portfolio is expected to be zero for regulatory reporting purposes.

Federal Funds

The Portfolios may make unsecured loans of federal funds to U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) to the extent permitted by the Federal Credit Union Act and the rules and regulations thereunder. The Portfolios' federal funds loans must also meet the following requirements: (a) the accounts of the borrowing bank must be insured by the Federal Deposit Insurance Corporation; (b) the interest received from the loan must be at the market rate for federal funds transactions; and (c) the transaction must either have a maturity of one or more business days or the Portfolio must be able to require repayment at any time.

Loans of federal funds rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Federal funds are funds held by a regional Federal Reserve Bank for the account of a Fed Member Bank. A loan of federal funds is an unsecured loan at a negotiated interest rate for a negotiated time period, generally overnight, of federal funds by one Fed Member Bank to another. Since, pursuant to an exemption, the borrowing Fed Member Bank is not required to maintain reserves on the borrowed federal funds, the interest rate it pays on such loans is generally higher than the rate it pays on other deposits of comparable size and maturity that are subject to reserve requirements. In addition, a "depository institution" or other exempt institution such as the Fund may under Regulation D of the Board of Governors of the Federal Reserve System in effect make loans of federal funds by instructing a correspondent or other willing Fed Member Bank at which it maintains an account to loan federal funds on its behalf.

                            INVESTMENT RESTRICTIONS

The investment objective of each Portfolio as stated in the Prospectus is fundamental and may be changed only with the approval of the holders of a majority of the outstanding units of the affected Portfolio as described below. In addition, the Fund has adopted the following enumerated fundamental investment restrictions, none of which may be changed with respect to a Portfolio without the approval of the holders of a majority of the outstanding units of the Portfolio as described below. The Fund may not:

     (1) Invest any one Portfolio in the instruments of issuers conducting their principal business activity in the same industry if immediately after such investment the value of such Portfolio's investments in such industry would exceed 25% of the value of its total assets; provided that there is no limitation with respect to or arising out of (a) in the case of the Mortgage Securities Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or repurchase agreements by such Portfolio of securities collateralized by such obligations; or (b) in the case of the Government Securities Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements by such Portfolio of securities collateralized by such obligations or by cash, certificates of deposit, bankers' acceptances and bank repurchase agreements; or (c) in the case of the Money Market Portfolio, investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements by such Portfolio of securities collateralized by such obligations or by cash, certificates of deposit, bankers' acceptances, bank repurchase agreements and other obligations issued or guaranteed by banks (except commercial paper); and provided further that during normal market conditions the Mortgage Securities Portfolio intends to invest at least 25% of the value of its total assets in mortgage-related securities. Note: The current position of the staff of the SEC is that only the Money Market Portfolio may reserve freedom of action to concentrate in bank obligations and that the exclusion with respect to bank instruments referred to above may only be applied to instruments of domestic banks. For this purpose, the staff also takes the position that foreign branches of domestic banks may, if certain conditions are met, be treated as domestic banks. The Fund intends to consider only obligations of domestic banks (as construed to include foreign branches of domestic banks to the extent they satisfy the above-referenced conditions) to be within this exclusion until such time, if ever, that the SEC staff modifies its position.

     (2) Invest any one Portfolio in the instruments of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after such investment, more than 5% of the value of such Portfolio's total assets would be invested in the instruments of such issuer, except that (a) up to 25% of the value of the total assets of the Money Market Portfolio and Government Securities Portfolio may be invested in repurchase agreements, certificates of deposit, bankers' acceptances, time deposits and federal funds without regard to such 5% limitation; (b) up to 25% of the value of the total assets of the Mortgage Securities Portfolio may be invested without regard to such 5% limit; and (c) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.

     (3) Make loans, except through (a) the purchase of debt obligations in accordance with each Portfolio's investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions in accordance with the investment objectives of each Portfolio; (c) the lending of federal funds to qualified financial institutions in accordance with the investment objectives of each Portfolio; and (d) the lending of securities in accordance with the investment objectives of the Bond Portfolios.

     (4) Borrow money, except as a temporary measure, and then only in amounts not exceeding one-third of the value of the Portfolio's net assets.

     (5) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings.

     (6) Purchase or sell real estate, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (7) Purchase or sell commodities or commodity contracts.

     (8) Purchase any voting securities except of investment companies (closed-end investment companies in the case of the Money Market Portfolio and Government Securities Portfolio) solely to the extent permitted by the 1940 Act, or invest in companies for the purpose of exercising control or management. Subject to certain exceptions, the 1940 Act contains a prohibition against the Fund's investing more than 5% of its total assets in the securities of another investment company, investing more than 10% of its assets in securities of such investment company and all other investment companies or purchasing more than 3% of the total outstanding voting stock of another investment company.

     (9)  Act as an underwriter of securities.

     (10) Issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) borrowing of money to the extent permitted herein; or (b) purchasing securities on a when-issued or forward commitment basis.

     (11) Purchase any security for the Money Market Portfolio that is restricted as to disposition under federal securities laws (foreign securities traded only in foreign markets are not regarded as restricted).

     (12) Purchase any security on margin (except for forward commitment or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

     (13) Make short sales of securities or maintain a short position.

     (14) Write, purchase or sell puts, calls or combinations thereof.

Investment Restriction No. (2) above is intended to incorporate the diversification requirements of the 1940 Act and the rules thereunder. Pursuant to Rule 2a-7 under the 1940 Act, which establishes separate diversification requirements for money market funds, the Money Market Portfolio currently may not invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements collateralized by such obligations and securities subject to a guarantee or unconditional demand feature (as defined by Rule 2a-7). The Money Market Portfolio may, however, invest up to 25% of its total assets in the First Tier Securities (as defined by Rule 2a-7) of a single issuer for a period of up to three business days after the purchase thereof, although the Portfolio may not make more than one such investment at any time. Investment by the Money Market Portfolio in guarantees and demand features is subject to further diversification requirements. Subject to certain exceptions, immediately after the acquisition of a guarantee or demand feature or a security subject to a guarantee or demand feature, the Money Market Portfolio, with respect to 75% of its total assets, may not have invested more than 10% of its total assets in securities issued by or subject to guarantees and demand features from the same person. Adherence by the Money Market Portfolio to the requirements of Rule 2a-7, which is not fundamental and may be changed in the future without shareholder vote, is considered to be adherence to the requirements of Investment Restriction No. (2) above.

"Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value.

For purposes of the foregoing limitations, any limitation that involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio of the Fund.

Borrowings by the Fund (if any) are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolios by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If, due to market fluctuations or other reasons, the total assets of a Portfolio fall below 300% of its borrowings, the Fund will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act. No purchases of securities will be made if borrowings exceed 5% of the value of the applicable Portfolio's assets.

The prohibition against short sales and short positions does not include transactions sometimes referred to as "short sales against the box" where the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

As used in the Prospectus and this Additional Statement with respect to a change in investment objective or fundamental investment restrictions, the approval of an investment advisory agreement or the approval of a distribution agreement, the term "majority of the outstanding units" of either the Fund or a particular Portfolio of the Fund means the vote of the lesser of (a) 67% or more of the units of the Fund or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding units of the Fund or such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding units of the Fund or such Portfolio.

As stated in the Prospectus, investments purchased by the Portfolios before January 1, 1998 (the effective date of recent amendments to the Rules and Regulations of the NCUA) will be governed by the Rules and Regulations in effect when purchased, and the Portfolios may continue to hold such investments after such date subject to compliance with such former Rules and Regulations. Among other things, prior to January 1, 1998 a Portfolio could also purchase a stripped mortgage-backed security to reduce the interest rate risk of its holdings.

                     CALCULATION OF PERFORMANCE QUOTATIONS

From time to time, quotations of the Money Market Portfolio's "yield" and "effective yield," and the yields and the total returns of the Bond Portfolios may be quoted in advertisements or communications to unitholders. These advertisements and communications may be part of marketing activities conducted by either or both of the Fund's distributors on behalf of the Portfolios. The performance figures are based on historical earnings and are not intended to indicate future performance. These performance figures are calculated in the following manner.

Money Market Portfolio

Yield - the net annualized yield based on a specified seven-calendar day period
-----
calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

Effective Yield - the net annualized yield for a specified seven-calendar day period assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7]-1. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Yield and effective yield for the Portfolio will vary based on changes in market conditions, the level of interest rates and the level of the Portfolio's expenses.

For the seven-day period ended August 31, 1999, the yield and the effective yield for the Money Market Portfolio were:

                                                       7-Day Period
                                                  Ended August 31, 1999
                      ---------------------------------------------------------------------------
                            With Fee Waivers and Expense        Without Fee Waivers and Expense
                                   Reimbursements                        Reimbursements
                      ---------------------------------------------------------------------------
Yield                                   5.20%                                 5.03%
                                        ----                                  ----
Effective Yield                         5.33%                                 5.16%
                                        ----                                  ----

Bond Portfolios

Yield - The yields of the Bond Portfolios are calculated by dividing the net
-----
investment income per unit (as described below) earned by a Bond Portfolio during a 30-day period by the maximum offering price per unit on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Bond Portfolio's net investment income per unit earned during the period is based on the average daily number of units outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:


                                      a-b
                            Yield = 2[(--- + 1)6- 1
                                       cd

Where:
a=        dividends and interest earned during the period.
b=        expenses accrued for the period (net of fee waivers).
c= the average daily number of units outstanding during the period that were entitled to receive dividends.
d=        the maximum offering price per unit on the last day of the period.

Except as noted below, interest earned on debt obligations held by a Bond Portfolio is calculated by computing the yield to maturity of each obligation held by the Bond Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Bond Portfolio. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Bond Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

The net investment income used for purposes of determining yield may differ from net income used for accounting purposes.

Total Return - The total return of a Bond Portfolio will be calculated on an
------------
average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Bond Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. The Fund may also advertise from time to time the total return of a Bond Portfolio on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

Each Bond Portfolio computes average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                     ERV/1/n/
                                T = [(-----)- 1]
                                        p
Where:

T =       average annual total return.
ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
p =       hypothetical initial payment of $1,000.
n =       period covered by the computation, expressed in terms of years.

Each Bond Portfolio computes aggregate total return by determining the cumulative rate of return during a specified period that likewise equates the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                      ERV
                               T = [(- - -  - 1)]
                                       p

Under the methods prescribed by the SEC, standardized calculations of average annual total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period (although a Bond Portfolio may also publish non-standardized calculations without this assumption). Calculations of aggregate total return also normally assume the reinvestment of all dividends and capital gains distributions on the reinvestment date during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Year-to-year total return is calculated in a similar manner.

                              PERFORMANCE FIGURES

                                                      Value of $1,000 Investment
                                                      --------------------------
                                                                                                     Commencement of Operations
                                      Year Ending 8/31/99           Five Year ending 8/31/99         --------------------------
                                      -------------------           ------------------------              through 8/31/99*
                                                                                                          ----------------
                       30-Day      With Fee       Without Fee      With Fee       Without Fee       With Fee          Without Fee
                       Period    Waiver and/or   Waiver and/or   Waiver and/or   Waiver and/or    Waiver and/or      Waiver and/or
                       Ending       expense         expense         expense         expense          expense            expense
                       8/31/99   reimbursement   reimbursement   reimbursement   reimbursement    reimbursement      reimbursement
                       -------   -------------   -------------   -------------   -------------    -------------      -------------
Government
Securities
Portfolio
Yield                   5.63%          N/A             N/A             N/A             N/A              N/A                N/A
                      ------
Ending Redeemable        N/A        $1,043          $1,043          $1,326          $1,326           $1,522             $1,516
Value at                            ------          ------          ------          ------           ------             ------
8/31/99

Average                  N/A          4.25%           4.25%           5.80%           5.80%            5.29%              5.24%
Annual                              ------          ------          ------          ------           ------             ------
Total
Return

Cumulative               N/A          4.25%           4.25%          32.59%          32.59%           52.19%             51.58%
Total                               ------          ------          ------          ------           ------             ------
Return

Mortgage
Securities
Portfolio
Yield                   6.22%          N/A             N/A             N/A             N/A              N/A                N/A
                      ------
Ending                   N/A        $1,025          $1,025          $1,367          $1,366           $1,467             $1,466
Redeemable                          ------          ------          ------          ------           ------             ------
Value at
8/31/99

Average                  N/A          2.51%           2.51%           6.45%           6.43%            5.71%              5.70%
Annual                              ------          ------          ------          ------           ------             ------
Total
Return

Cumulative               N/A          2.51%           2.51%          36.71%          36.60%           46.72%             46.55%
Total                               ------          ------          ------          ------           ------             ------
Return

* For the periods from July 10, 1991 and October 9, 1992, (commencement of operations for the Government Securities Portfolio and the Mortgage Securities Portfolio, respectively) to August 31, 1999.

In addition, the Money Market Portfolio may quote from time to time its total return in accordance with SEC regulations.

All Portfolios

Each of the Portfolios may also quote from time to time distribution rates in reports to unitholders and in sales literature. The distribution rate for a specified period is calculated by dividing the total distribution per share by the maximum offering price on the last day of the period and then annualizing such amount.

For the thirty-day period ended August 31, 1999, the distribution rate of each of the following Portfolios was:

                                  30-Day Period Ended      30-Day Period Ended
                                 August 31, 1999, With   August 31, 1999 Without
          Portfolio              Expense Reimbursement    Expense Reimbursement
          ---------              ---------------------    ---------------------
Government Securities                    5.51%                     5.51%
                                         ----                      ----
Mortgage Securities                      5.89%                     5.89%
                                         ----                      ----


From time to time the Portfolios' comparative performance may be advertised as measured by various independent sources, including, but not limited to, Lipper Analytical Services, Inc., Barron's, The Wall Street Journal, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Business Week, Financial World and Forbes. In addition, the Fund may from time to time advertise the Portfolios' performance relative to certain indices and benchmark investments, including (a) the Lehman Brothers Government/Corporate Bond Index;
(b) Lehman Brothers Government Index; (c) Lehman Brothers ARM Index; (d) Lehman Brothers 1-2 Year Government Index; (e) Lehman Brothers 1-3 Year Government Index; (f) Merrill Lynch 1-2 Year Treasury Index; (g) Merrill Lynch 2-Year Treasury Curve Index; (h) the Salomon Brothers Treasury Yield Curve Rate of Return Index; (i) the Payden & Rygel 2-Year Treasury Note Index; (j) 1-3 Year U.S. Treasury Notes; (k) constant maturity U.S. Treasury yield indices; (1) the Consumer Price Index; (m) the London Interbank Offered Rate; (n) other taxable investments such as certificates of deposit, money market mutual funds, repurchase agreements and commercial paper; and (o) historical data concerning the relative performance of adjustable and fixed-rate mortgage loans.

The composition of the securities in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's Portfolios. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by the Fund to calculate its performance figures.

From time to time advertisements or communications to unitholders may summarize the substance of information contained in unitholder reports (including the investment composition of the Portfolios), as well as the views of Goldman Sachs as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Portfolios (such as the supply and demand of mortgage-related securities and the relative performance of different types of mortgage loans and mortgage-related securities as affected by prepayment rates and other factors).

In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other material that highlights or summarizes the services provided in support of an asset allocation program.

In addition, advertisements or unitholder communications may include a discussion of certain attributes or benefits to be derived by an investment in such Portfolio. Such advertisements or communications may include symbols, headlines or other material that highlights or summarizes the information discussed in more detail therein.

Performance data is based on historical results and is not intended to indicate future performance. Yield, total return and distribution rates will vary based on changes in market conditions, the level of interest rates, and Portfolio expenses. The value of units of the Bond Portfolios will fluctuate, and an investor's units may be worth more or less than their original cost upon redemption.

                               OTHER INFORMATION

The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC.

The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference. Capitalized terms, to the extent not otherwise defined herein, shall have the meanings as assigned to them in the Prospectus.

                              FINANCIAL STATEMENTS

The financial statements and related report of Arthur Andersen L.L.P., independent public accountants, contained in the Portfolios' 1999 Annual Report are hereby incorporated by reference. No other parts of the 1999 Annual Report are incorporated by reference herein. A copy of the Annual Report accompanies or has preceded this Additional Statement and may be obtained without charge by writing to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606, or Callahan Credit Union Financial Services Limited Partnership, 1001 Connecticut Ave., N.W., Suite 1001, Washington, DC 20036-5504, or by calling Goldman Sachs at (800) 342-5828 (800-DIAL-TCU) or Callahan Financial Services, Inc. at (800) 237-5678.

                     DESCRIPTION OF SECURITIES RATINGS/1/

A.    LONG-TERM RATINGS

Moody's Investors Service, Inc.
Aaa: Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with "Aaa" securities.

Moody's applies numerical modifiers 1, 2, and 3 in the "Aa" category. The modifier 1 indicates that the obligation ranks in the higher end of the "Aa" category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of the "Aa" category.

Standard & Poor's Ratings Group
AAA: An obligation rated "AAA" has the highest rating assigned by S&P. This rating indicates the obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

Plus (+) or Minus (-): The "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within the "AA" category.

Duff & Phelps, Inc.
AAA: Debt rated "AAA" is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


---------------------------
/1/ The ratings systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities throughout the period they are held by a Portfolio.

AA: Debt rated "AA" is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

Duff & Phelps applies modifiers plus (+) and minus (-) in the "AA" category for long-term debt securities. The modifier "+" indicates that the security ranks in the higher end of the "AA" category and the modifier "-" indicates that the security ranks in the lower end of the "AA" category.

Fitch IBCA, Inc.
AAA: Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Bonds rated "AA" are considered to be investment grade and of very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Fitch IBCA applies plus (+) and minus (-) modifiers in the "AA" category to indicate the relative position of a credit within the rating category. The modifier "+" indicates that the security ranks in the higher end of the "AA" category and the modifier "-" indicates that the security ranks in the lower end of the "AA" category.

Thomson Bankwatch, Inc.
AAA: The highest category, "AAA" indicates the ability to repay principal and interest on a timely basis is extremely high.

AA: The second highest category, "AA" indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

Ratings in the Long-Term Debt categories may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.

B.   SHORT-TERM RATINGS

Moody's Investors Service, Inc.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted.

Prime-1: Issuers (or supporting institutions) with a "Prime-1" rating have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

 .    leading market positions in well-established industries
 .    high rates of return on funds employed
 .    conservative capitalization structure with moderate reliance on debt and ample asset protection
 .    broad margins in earnings coverage of fixed financial charges and high internal cash generation
 .    well-established access to a range of financial markets and assured sources of alternate liquidity

Prime-2: Issuers (or supporting institutions) with a "Prime-2" rating have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group
Standard & Poor's short-term debt rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1: A short-term obligation rated "A-1" is the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Duff & Phelps Credit Rating Co.
The top two rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1" and "D-2." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category.

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D-1+: Debt rated "D-1+" possesses the highest certainty of timely payment.
Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1: Debt rated "D-1" possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-: Debt rated "D-1-" possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2: Debt rated "D-2" possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch IBCA, Inc.
Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations.

F1: Securities rated "F1" possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

F2: Securities rated "F2" possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Thomson Bankwatch, Inc.
The TBW short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less.

TBW-1: The highest category, "TBW-1" indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second highest category, "TBW-2" indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

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                                  APPENDIX A

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

          The performance of various types of securities (taxable money market funds, U.S. Treasury securities, adjustable rate mortgage securities, government securities) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

          Volatility of total return of various market indices (i.e. Lehman Government Bond Index, S&P 500, IBC/Donoghue's Money Fund Average/All Taxable Index) over varying periods of time.

          Credit Ratings of domestic government bonds in various countries.

          Price volatility comparisons of types of securities over different periods of time.

          Price and yield comparisons of a particular security over different periods of time.

In addition, the Trust may from time to time include rankings of Goldman Sachs' research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

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